                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

                         [_] Preliminary Proxy Statement
                [_] Confidential, for Use of the Commission Only
                       (as Permitted by Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [_] Definitive Additional Materials
      [_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                SYMMETRICOM, INC.
--------------------------------------------------------------------------------
                (Name Of Registrant As Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.
  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                                SYMMETRICOM, INC.
                              2300 ORCHARD PARKWAY
                             SAN JOSE, CA 95131-1017

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD NOVEMBER 9, 2001

Annual Meeting

     The Annual Meeting of Shareholders of Symmetricom, Inc., a California corporation (the "Company"), will be held on Friday, November 9, 2001 at 10:00 a.m. at the offices of the Company, at 2300 Orchard Parkway, San Jose, California 95131-1017.

     At the meeting (or, as applicable, any and all adjournments or postponements thereof), shareholders will consider and vote upon the following proposals:

     1. ELECTION OF DIRECTORS. To elect nominees for the Board of Directors of the Company.

     2. APPROVAL OF THE COMPANY'S REINCORPORATING IN DELAWARE. To approve the change of the state of incorporation of the Company from California to Delaware.

     3. APPROVAL OF A CLASSIFIED BOARD OF DIRECTORS. To approve the adoption of a provision in the proposed Delaware charter providing for a classified Board of Directors consisting of three classes. Note: If approved, this proposal will be
                                       ----
effectuated only if Proposal No. Two is approved and implemented.

     4. ELIMINATION OF STOCKHOLDER ACTION BY WRITTEN CONSENT AND STOCKHOLDER ABILITY TO CALL A SPECIAL MEETING OF THE STOCKHOLDERS. To approve a charter provision in the proposed Delaware charter for the elimination of the stockholders' ability to act by written consent and the elimination of provisions in the proposed Delaware bylaws providing for stockholder ability to call a special meeting of the stockholders. Note: If approved, this proposal
                                            ----
will be effectuated only if Proposal No. Two is approved and implemented.

     5. SUBJECT THE DELAWARE COMPANY TO THE PROTECTIONS AFFORDED BY SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW. To elect to subject the Company, if reincorporated in Delaware, to the effect of Section 203 of the Delaware General Corporation Law. Note: If approved, this proposal will be effectuated only if
                 ----
Proposal No. Two is approved and implemented.

     6. INCREASE THE STOCKHOLDER VOTE REQUIRED TO AMEND THE PROPOSED DELAWARE BYLAWS AND CERTAIN FEATURES OF THE PROPOSED DELAWARE CHARTER. To approve the adoption of provisions in the proposed Delaware bylaws and proposed Delaware charter increasing the stockholder vote required to adopt, amend or repeal the proposed Delaware bylaws and certain features of the proposed Delaware charter from a majority to 66 2/3%. Note: If approved, this proposal will be effectuated
                            ----
only if Proposal No. Two is approved and implemented.

     7. RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year.

     8. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

     The Board of Directors has fixed the close of business on September 5, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Accordingly, only shareholders of record at the close of business on that day will be entitled to vote at the meeting, notwithstanding any transfer of shares on the books of the Company after that date.

     A Proxy Statement, which contains information with respect to the matters to be voted upon at the meeting, and a Proxy card and return envelope are furnished herewith. Management urges each shareholder to carefully read the Proxy Statement.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ WILLIAM SLATER

                                              William Slater

                                              Corporate Secretary

San Jose, California
Dated:  October 4, 2001

IT IS DESIRABLE THAT AS MANY OF THE SHAREHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. YOU ARE CORDIALLY INVITED TO ATTEND IN PERSON. REGARDLESS OF WHETHER YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR SHARES WILL BE REPRESENTED IN THE EVENT YOU ARE UNABLE TO ATTEND. SIGNING A PROXY AT THIS TIME WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

                                SYMMETRICOM, INC.
                              2300 ORCHARD PARKWAY
                             SAN JOSE, CA 95131-1017

                                 PROXY STATEMENT

                                     GENERAL

Date, Time and Place

     This Proxy Statement is furnished to the shareholders of Symmetricom, Inc., a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Friday, November 9, 2001, at the principal executive offices of the Company at the address set forth above, and any and all postponements or adjournments thereof (the "Annual Meeting"). It is anticipated that this Proxy Statement and the enclosed form of proxy card (the "Proxy") will be sent to such shareholders on or about October 5, 2001.

Purposes of the Annual Meeting

     The purposes of the Annual Meeting are to (1) elect nominees for the Board of Directors of the Company, (2) approve the change of the state of incorporation of the Company from California to Delaware, (3) approve a classified Board of Directors (to be effectuated only upon the approval and implementation of the reincorporation proposal), (4) eliminate stockholder action by written consent and stockholder ability to call a special meeting of the stockholders (to be effectuated only upon the approval and implementation of the reincorporation proposal), (5) subject the Company, if reincorporated in Delaware, to the protection afforded by Delaware's anti-takeover statute (to be effectuated only upon the approval and implementation of the reincorporation proposal), (6) increase the stockholder vote required to amend the proposed Delaware bylaws and certain features of the proposed Delaware charter (to be effectuated only upon the approval and implementation of the reincorporation proposal), (7) ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year and (8) transact such other business as may properly come before the Annual Meeting.

Proxy/Voting Instruction Cards and Revocability of Proxies

     When the Proxy in the enclosed form is returned properly executed, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions given by the shareholder. If no contrary instructions are given, the returned Proxy will be voted in favor of the election of the nominees named herein as directors and in favor of each of the other proposals. Any shareholder, including a shareholder personally attending the Annual Meeting, may revoke his or her Proxy at any time prior to its use by filing with the Secretary of the Company, at the corporate offices at 2300 Orchard Parkway, San Jose, California 95131-1017, a written notice of revocation or a duly executed Proxy bearing a later date or by voting in person at the Annual Meeting.

Record Date and Share Ownership

     Shareholders of record at the close of business on September 24, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 23,187,940 shares of the Company's Common Stock were issued and outstanding. For information regarding security ownership by management and by 5% shareholders, see "Other Information--Share Ownership by Principal Shareholders and Management," below.

Voting and Solicitation

     Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than the number of candidates to be elected. However, no shareholder shall be entitled to cumulate votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. The holders of Proxies on behalf of the Board will cumulate votes in the event that additional persons (in addition to those set forth herein) are nominated at the Annual Meeting for election as directors. The director candidates who receive the most votes will be elected to fill the seats on the Board.

     Approval of matters other than election of directors and ratification of the Company's independent auditors (i.e., approval of the proposals regarding the Company's reincorporation in Delaware, classified Board, elimination of written consent and the stockholders' right to call special meetings of the stockholders, subjecting the Company to Delaware's anti-takeover statute and increasing the required stockholder vote to amend the bylaws) will require the favorable vote of a majority of all outstanding shares entitled to vote regardless of whether they are represented and voting at the Annual Meeting. Ratification of the Company's independent auditors, and approval of other proposals that may come before the Annual Meeting (in general), will require the favorable vote of a majority of the votes "represented and voting" at the Annual Meeting. An automated system administered by the Company's transfer agent tabulates the proxies received prior to the date of the Annual Meeting.

     The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile. In addition, the Company has retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $10,000, plus reimbursement out-of-pocket expenses. Such assistance may include the solicitation of proxies by telephone or facsimile.

Quorum; Abstentions; Broker Non-Votes

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding as of the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a proposal are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal, the Company believes that in general, in the absence of contrary controlling authority, abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal since the shareholder has expressly declined to vote on such proposal. Similarly, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has received no instruction from the beneficial owner.

     Accordingly, in general, abstentions and broker "non-votes" will not affect the outcome of the voting on a proposal that requires a majority of Votes Cast (such as ratification of the Company's independent auditors for the current fiscal year), provided, that the number of shares voting in favor of any matter constitutes at least a majority of the required quorum for the Annual Meeting. However, approval of the proposals regarding the Company's reincorporation in Delaware, classified Board, elimination of written consent and the stockholders' right to call special meetings of the stockholders, subjecting the Company to Delaware's anti-takeover statute and increasing the required stockholder vote to amend the bylaws each require that the number of shares voting in favor of that proposal constitutes at least a majority of all outstanding shares entitled to vote regardless of whether they are "represented and voting" at the Annual Meeting. The effect of an abstention or broker "non-vote" for any of such proposals is, accordingly, the same as a vote against that proposal.

Shareholder Proposals for the Next Annual Meeting

     Any proposal to be presented at the Company's next Annual Meeting of Shareholders must be received at the Company's principal office no later than May 24, 2002, in order to be considered for inclusion in the Company's proxy materials for such meeting. Any such proposals must be submitted in writing and addressed to the attention of the Company's Corporate Secretary at 2300 Orchard Parkway, San Jose, California 95131-1017.

                                PROPOSAL NO. ONE

                              ELECTION OF DIRECTORS

Nominees

     A Board of six directors is to be elected at the Annual Meeting. The Bylaws of the Company presently provide for a Board of five to eight directors, and the number of directors is presently set at six. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's six nominees named below, all of whom are presently directors of the Company. The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted will be elected as directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until his successor has been elected and qualified.

     In the event that the shareholders of the Company approve, at the Annual Meeting, the proposals regarding the Company's reincorporation in Delaware and the adoption of a classified board (see Proposals No. Two and Three of this Proxy Statement - "Approval of the Company's Reincorporation in Delaware" and "Approval of a Classified Board of Directors" pp. 6 through 27), the Company will implement a classified Board of Directors. As more fully described below (see "Classified Board of Directors" on page 27), in such an event the Board of Directors would be divided into three classes with directors serving staggered three-year terms, except for the first term of Class I and Class II directors, who would initially serve one-year and two-year terms, respectively.

     The names of the nominees, and certain information about them, are set forth below:


                                          Director
             Name                  Age     Since                 Principal Occupation or Employment
-------------------------------  ------  ---------- -----------------------------------------------------------------
Nominees
Richard W. Oliver (1)              55      1997     Chairman of the Board of the Company; Chief Executive Officer of
                                                    American Graduate School of Management and Professor of
                                                    Management, Vanderbilt University

Thomas W. Steipp (1)               52      1998     Chief Executive Officer and President of the Company

Robert T. Clarkson (1)(2)(3)       47      2000     Independent consultant and investor

Robert M. Neumeister (2)(3)        51      1998     Independent consultant to telecommunications companies

Krish A. Prabhu (3)                47      1998     Director, Alcatel SA

Richard N. Snyder (2)              56      1999     President and Chief Executive Officer of Forgent Corporation

-----------------
(1) Member of the Nominating and Governance Committee.

(2) Member of the Audit Committee.

(3) Member of the Stock Option and Compensation Committee.

     Dr. Oliver has been Chairman of the Board of the Company since June 1998, and has been Chief Executive Officer of American Graduate School of Management since June 2000 and a Professor of Management at the Owen Graduate School of Management, Vanderbilt University, since September 1992. From 1977 to September 1992, Dr. Oliver served in various marketing and corporate positions, including as Vice President of Business and Residential Services, Vice President of Corporate Marketing and special assistant to the Chairman and Chief Executive Officer for Northern Telecom Limited, a telecommunications company ("Northern Telecom"). Dr. Oliver is also a director of Applied Innovation, Inc., a manufacturer of data communication equipment in the telephone industry, as well as several private companies.

     Mr. Steipp has served as Chief Executive Officer of the Company since October 1999. Mr. Steipp served as Chief Executive Officer and Chief Financial Officer of the Company from December 1998 to October 1999. Mr. Steipp served as President and Chief Operating Officer of Telecom Solutions, a division of the Company, from March 1998 to December 1998. Prior to joining the Company, from February 1996 to February 1998, Mr. Steipp served as Vice President and General Manager of Broadband Data Networks, a division of Scientific-Atlanta. From January 1979 to January 1996, Mr. Steipp held various management positions in operations and marketing with Hewlett-Packard. Mr. Steipp served as General Manager of the Federal Computer Division of Hewlett-Packard from January 1991 to January 1996 and Manager of Federal Sales & Marketing of Hewlett-Packard from August 1990 to January 1991. From January 1989 to August 1990, Mr. Steipp was Manager, Systems Integration Operations of Hewlett-Packard.

     Mr. Clarkson is an independent consultant and investor. From March 2000 until September 2000, Mr. Clarkson served as Chief Operating Officer of MarchFIRST, a professional services company. From December 1998 to February 2000, Mr. Clarkson served in various executive positions with US Web/CKS, a professional services company that was a predecessor to MarchFIRST, the most recent being Chief Operating Officer. From February 1997 to December 1998, Mr. Clarkson served as Executive Vice President with CKS Group, a predecessor of US Web/CKS and MarchFIRST. For the fourteen years prior to joining CKS Group, Mr. Clarkson practiced law as an associate and partner at the law firm of Wilson, Sonsini, Goodrich and Rosati. Mr. Clarkson is also a director at Orbit-E consulting.

     Mr. Neumeister is an independent consultant to several telecommunications companies. From January 2000 until June 2001, he served as Chief Financial Officer of Aerie Networks, a communications company. From December 1998 to December 1999, Mr. Neumeister served as Vice President, Finance and Director of Finance of Intel Corporation, a semiconductor manufacturer. From September 1995 to November 1998, Mr. Neumeister served as Chief Financial Officer of Sprint PCS, a telecommunications company. Mr. Neumeister served in various finance positions with Northern Telecom Ltd.: Vice President of Finance and Information Services for Northern Telecom--Canada/Latin America; Senior Vice President and Chief Financial Officer of Motorola Nortel Communications Co., a joint venture between Northern Telecom Ltd. and Motorola; Vice President of Finance--Americas; and Vice President of Finance--Broadband Networks and Customer Network Solutions.

     Dr. Prabhu is currently on the Board of Directors of Alcatel SA. Prior to that he served as Chief Operating Officer and Executive Vice President of Alcatel Telecom, a division of Alcatel, a telecommunications company, since August 1999 and March 1997, respectively, and as President and Chief Executive Officer of Alcatel USA, a division of Alcatel, since 1997. Dr. Prabhu joined Alcatel in 1991 when Acatel acquired Rockwell International ("Rockwell"), where Dr. Prabhu had served since 1984. After Alcatel's acquisition of Rockwell, Dr. Prabhu served as Vice President of Business Development and Chief Technical Officer of Alcatel Network Systems, a division of Alcatel, from 1994 to 1995. Dr. Prabhu also served Alcatel Telecom in Belgium as President of the Broadband Products Division from 1995 to 1997. Prior to Alcatel, Dr. Prabhu served as a member of the technical staff at AT&T Bell Laboratories. Dr. Prabhu also serves on the Board of Directors of several private companies.

     Mr. Snyder is currently Chairman and Chief Executive Officer of Forgent Corporation, which is a software company that manages video over enterprise networks. Mr. Snyder has been the Chairman since March 2000 and became the Chief Executive Officer in June 2001. Prior to June 2001, Mr. Snyder served as President and Chief Executive Officer of Corum Cove Consulting LLC, a consulting company that provides assistance to early stage technology companies. From February 1996 to August 1997, Mr. Snyder served as Senior Vice President of Worldwide Sales, Marketing, Service and Support at Compaq Computer Corporation. From February 1995 to February 1996, Mr. Snyder served as Senior Vice President of Dell Computer Corporation. Between September 1992 and February 1995, Mr. Snyder served as a Group General Manager for Hewlett-Packard Company. Mr. Snyder is also a director of VTEL Corporation, a manufacturer of multimedia digital visual communications systems, as well as several private companies.

Vote Required; Recommendation of Board of Directors

     The candidates receiving the highest number of affirmative votes of shares entitled to vote for them, up to the number of directors to be elected, shall be elected. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under California law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH HEREIN.

The Board of Directors and Its Committees

     The Board of Directors has a Nominating and Governance Committee, an Audit Committee, and a Stock Option and Compensation Committee. The Nominating and Governance Committee assists the Board as a whole in meeting its responsibility to represent shareholder interest in building long-term value, to consider and review all candidates for service on the Board, to consider and recommend director compensation, and to institute a process to formally evaluate the Board as a whole and the CEO. The Audit Committee monitors the performance of the independent auditors, recommends their engagement or dismissal to the Board of Directors and monitors the Company's internal financial and accounting organization and financial reporting. The Stock Option and Compensation Committee recommends executive compensation arrangements for action by the Board as a whole, and administers the Company's stock option plans. During the 2001 fiscal year, the Audit Committee held 6 meetings and the Stock Option and Compensation Committee held 6 meetings.

     During the 2001 fiscal year, there were 5 meetings of the Board of Directors. Each of the Company's present directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of committees of the Board of Directors on which such person served during the 2001 fiscal year.

Director Compensation

     Under the terms of the 1999 Director Stock Option Plan, as amended, each non-employee director automatically receives (i) a nonstatutory stock option to purchase 10,000 shares of the Company's Common Stock on the date on which such person first becomes an outside director, and (ii) on January 1 of each year, either a nonstatutory stock option to purchase 10,000 shares of the Company's Common Stock, or a pro rata share of the 10,000 shares based on the time period between the Director's start date and January 1 as a percentage of twelve months. The non-employee Chairman of the Board is paid $15,000 per quarter and $500 for each teleconference Board meeting attended. Non-employee directors of the Company are paid $2,500 for each Board meeting attended in person, $500 for each teleconference Board meeting attended, and $250 for each Committee meeting attended, unless such Committee meets on the same day as an in-person Board meeting, in which case no additional payment is made for the Committee meeting. The Company also reimburses its directors for certain expenses incurred by them in their capacity as directors or in connection with attendance at Board meetings.

     The Company sponsors a deferred compensation plan under which non-employee directors may elect to defer a portion of their current compensation on a pre-tax basis, and to have such deferred compensation and any accrued earnings distributed to them at a future date. The Company may also make discretionary contributions to the accounts of one or more of the plan's participants. To date, the Company has not made such discretionary contributions.

                                PROPOSAL NO. TWO

                            APPROVAL OF THE COMPANY'S
                           REINCORPORATING IN DELAWARE

Introduction

     The Board has unanimously approved a proposal to change the state of incorporation of the Company from California to Delaware, as well as certain other changes to the Company's corporate governance features and rights of the Company's shareholders for implementation in connection with the reincorporation (collectively, the "Proposed Reincorporation" or the "Reincorporation"). In addition to soliciting the shareholders' vote for the Proposed Reincorporation, the Board is soliciting the approval by the shareholders of certain fundamental changes to the Company's proposed Delaware charter and proposed Delaware bylaws (which would be effected only if the Proposed Reincorporation is approved and implemented). Such fundamental changes are being submitted to the shareholders for approval as separate and distinct items to be voted upon at the Annual Meeting and are described in more detail under Proposal Nos. Three, Four, Five and Six below (the "Related Proposals"). The vote for approval of the Proposed Reincorporation under this Proposal No. Two is separate from, and shall be taken independently of, the voting for each of the Related Proposals.

     For the reasons set forth below, the Board of Directors believes that the Proposed Reincorporation and the Related Proposals are in the best interests of the Company and its shareholders. Shareholders are urged to carefully consider this Proxy Statement, including the related exhibits referenced below and attached hereto, before voting on the Proposed Reincorporation or any of the Related Proposals.

     Throughout this Proxy Statement, the term "Symmetricom California" refers to Symmetricom, Inc., the existing California corporation, and the term "Symmetricom Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of Symmetricom California, which is the proposed successor to Symmetricom California under the Proposed Reincorporation. The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Amended and Restated Certificate of Incorporation of Symmetricom Delaware (as it may be modified pursuant to the approval of any of the Related Proposals) and the Bylaws of Symmetricom Delaware (as they may be modified pursuant to the approval of any of the Related Proposals), copies of which are attached to this Proxy Statement as Appendices B, C and D.

Reasons For The Proposed Reincorporation

     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to rely upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provides a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation's board of directors, such as under the business judgment rule and other standards. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

     Increased Ability to Attract and Retain Qualified Directors. Both California law and Delaware law permit a corporation to include a provision in its corporate charter that reduces or eliminates the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

Mechanics Of Reincorporation

     The Proposed Reincorporation will be effected by merging Symmetricom California into Symmetricom Delaware. Upon completion of the merger, Symmetricom California, as a corporate entity, will cease to exist and Symmetricom Delaware will continue to operate the business of the Company under its current name, Symmetricom, Inc.

     Pursuant to an Agreement and Plan of Merger, in substantially the form attached hereto as Appendix B (the "Merger Agreement"), each outstanding share of Symmetricom California common stock, no par value, will be automatically converted into one share of Symmetricom Delaware common stock, par value $0.0001 per share, upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of Symmetricom California common stock will continue to represent the same number of shares of common stock of Symmetricom Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF SYMMETRICOM DELAWARE. However, shareholders may exchange their certificates if they so choose. The common stock of Symmetricom California is listed for trading on The Nasdaq National Market and, after the Reincorporation, the common stock of Symmetricom Delaware will continue to be traded on The Nasdaq National Market without interruption. The common stock of Symmetricom Delaware will be traded under the same symbol, "SYMM," as the shares of common stock of Symmetricom California are currently traded.

     The Proposed Reincorporation has been unanimously approved by the Company's Board of Directors. If approved by the shareholders, it is anticipated that the Reincorporation will become effective as soon as practicable (the "Effective Date") following the Annual Meeting. However, pursuant to the Merger Agreement, the Proposed Reincorporation may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of Symmetricom California will have no appraisal rights with respect to the Proposed Reincorporation.

Vote Required For The Proposed Reincorporation

     Approval of the Proposed Reincorporation, which will also constitute approval of (i) the Merger Agreement, the Amended and Restated Certificate of Incorporation of Symmetricom Delaware and the Bylaws of Symmetricom Delaware, which include the changes to the Company's corporate governance features and the rights of the Company's shareholders as set forth in this Proposal Two (but without incorporating any of the Related Proposals absent shareholder approval of the same), (ii) the assumption of the employee benefit plans, equity based incentive plans and shareholder rights plan of Symmetricom California by Symmetricom Delaware and (iii) the restatement of the Company's indemnification agreements with each of its officers and directors to afford such persons indemnification by the Company to the fullest extent permitted by Delaware law, will require the affirmative vote of the holders of a majority of the outstanding shares of common stock of Symmetricom California entitled to vote.

     The effect of an abstention or a broker non-vote is the same as that of a vote against the Proposed Reincorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED REINCORPORATION.

Consequences Of The Proposed Reincorporation

     The Proposed Reincorporation will result in a change in the legal domicile of the Company and certain other changes of a legal nature which are described in this Proxy Statement. The Proposed Reincorporation will not result in any change in the name, business management, fiscal year, assets or liabilities or location of the principal facilities of the Company. The six directors who will be elected at the Annual Meeting will become the directors of Symmetricom Delaware (and, in the event that Proposal No. Three - "Approval of a Classified Board of Directors" - is approved at the Annual Meeting, divided into classes with staggered terms as noted in the discussion concerning Proposal No. Three below). All employee benefits, all equity based incentive plans and the shareholder rights plan of Symmetricom California will be assumed and continued by Symmetricom Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same type and number of shares of capital stock of Symmetricom Delaware at the same price per share, upon the same terms and subject to the same conditions. Shareholders should note that approval of the Proposed Reincorporation will also constitute approval of the assumption of these plans by Symmetricom Delaware. Other employee benefit arrangements of Symmetricom California will also be continued by Symmetricom Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the merger, the shares of common stock of Symmetricom Delaware will continue to be traded without interruption on The Nasdaq National Market, and under the same symbol, "SYMM," as the shares of common stock of Symmetricom California are currently traded. The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Symmetricom California's rights and obligations under such material contractual arrangements will continue and be assumed by Symmetricom Delaware.

Anti-Takeover Implications

     Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to an unsolicited takeover attempt, change in control of the Company or other business combination involving the Company through protective charter or bylaws provisions or otherwise. The Reincorporation is not being proposed in order to prevent a change in control, and the Board of Directors is not aware of any present attempt to acquire control of the Company or to obtain representation on the Board of Directors. Even so, the Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because, among other reasons:

     o a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

     o a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and

     o a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the Company's stock, without affording all shareholders the opportunity to receive the same economic benefits.

The Board has further determined that hostile takeover attempts that have not been negotiated or approved by the board of a corporation can seriously disrupt the business and management of a corporation and generally present the risk of terms that are less favorable to all the shareholders than would be available in a negotiated, board-approved transaction.

     By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders, with due consideration to matters such as capturing the value from longer term strategies, the recognition or postponement of gain or loss for tax purposes and the management and business of the acquiring corporation. The Board believes, therefore, that any proposed acquisition or change in control of the Company or proposed business combination involving the Company should be thoroughly studied by the Board to assure that any such transaction would be in the best interests of the Company and its shareholders and that all of the Company's shareholders would be treated fairly in any such transaction.

     For these reasons, the Board has re-evaluated the Company's vulnerability to potential attempts either to take over or to effectuate a change in control of the Company, including the ability of special shareholder constituencies to obtain representation on the Board through expensive and disruptive proxy contests, and, in the course of such re-evaluation, the Board, in the discharge of its fiduciary obligations to the Company's shareholders, has considered certain defensive measures designed to enhance the Board's ability to negotiate with an unsolicited bidder. Accordingly, two new measures, which could be implemented under California law with shareholder approval, will be adopted as part of the Proposed Reincorporation: (1) the elimination of cumulative voting; and (2) the establishment of advance notice requirements relating to the nomination of directors and of business to be conducted at stockholder meetings. Also, as is presently provided in Symmetricom California's existing charter, upon the consummation of the Reincorporation, preferred stock would be authorized for issuance by, and with the rights and preferences as may be determined by, the Board of Directors of Symmetricom Delaware, all without the consent of stockholders.

     In addition, the Board has determined that the adoption of other defensive measures that are designed to reduce the Company's vulnerability to unsolicited takeover attempts and contests for control and that are neither in effect under the Company's existing charter and bylaws nor being implemented automatically upon the adoption and consummation of the Proposed Reincorporation, would be prudent, and the Board is, therefore, seeking separate shareholder approval of the Related Proposals as follows:

     o the establishment of a classified board of directors, together with the elimination of the right to remove a director other than for cause (as provided under Delaware law), to be voted upon at the Annual Meeting as Proposal No. Three (described on page 27 below);

     o the elimination of shareholder action by written consent and the shareholders' right to call meetings, to be voted upon at the Annual Meeting as Proposal No. Four (described on pages 28 and 29 below);

     o the application to the Company of Delaware's anti-takeover statue (i.e., Section 203 of the Delaware General Corporate Law), to be voted
           ----
          upon at the Annual Meeting as Proposal No. Five (described on page 30 below); and

     o the establishment of supermajority shareholder voting requirements (i.e., the requirement of a vote of 66 2/3% of the outstanding shares)
           ----
          to adopt, amend or repeal the bylaws of Symmetricom Delaware and certain features of the charter of Symmetricom Delaware, to be voted upon as Proposal No. Six (described on page 31 below).

     Although certain of these measures, such as a classified board of directors, may be implemented under California law if approved by the shareholders, certain other of these defensive measures are not permitted to be implemented, or are not available, under California law. By contrast, Delaware, and a number of other states, permit a corporation to include in its charter and bylaws measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts and contests for control or board representation. Reincorporation in Delaware offers an added benefit in that there is also substantial judicial precedent in Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a board of directors under the business judgment rule with respect to unsolicited takeover attempts and other contests for control. One of the purposes of the Proposed Reincorporation is to enable the Company to implement some of these defensive measures, subject to separate shareholder approval, pursuant to the Related Proposals.

     The Board of Directors recognizes that the Proposed Reincorporation and the Related Proposals may be disadvantageous to the extent that they have the collective effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost bases in such shares. As a result, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Board of Directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing Board of Directors and management. However, the Board believes that the detriments of unapproved takeover attempts outweigh the potential disadvantages of the Proposed Reincorporation and the Related Proposals and that, on balance, prudent steps to reduce the likelihood of such takeover attempts and to help ensure that the Board has adequate opportunity to fully consider and respond to any takeover attempt and actively negotiate its terms are in the best interests of the Company and its shareholders.

Summary Of Differences Between Symmetricom California And Symmetricom Delaware

     The provisions of the Symmetricom Delaware Amended and Restated Certificate of Incorporation and Bylaws, including amendments made thereto in order to affect each Related Proposal that is approved at the Annual Meeting, are more comprehensive than those of the Symmetricom California Articles of Incorporation and Bylaws. Material differences between Symmetricom Delaware's charter and Bylaws (as in effect upon the approval of the Reincorporation and as they may be amended (prior to consummation of the Reincorporation) pursuant to the adoption of one or more of the Related Proposals) and Symmetricom California's charter and Bylaws and between California and Delaware law, generally, are summarized in the table below. The table also includes some similarities between California law and Delaware law and among the charters and Bylaws of Symmetricom Delaware and Symmetricom California. The table is only a summary and does not address all of the differences discussed in this Proxy Statement. You should review the table in conjunction with the discussion following the table in this Proposal No. Two and the Related Proposals, as well as the text of the Merger Agreement, the Amended and Restated Certificate of Incorporation of Symmetricom Delaware and the Bylaws of Symmetricom Delaware attached to this Proxy Statement. For most items summarized in the chart, there is a reference to the page of this Proxy Statement on which a more detailed description appears.

               Item                                 Delaware                                   California
Number of Directors                  The Board of Directors determines the        The Board of Directors determines the
(see page 14).                       number of authorized directors.              exact number of directors within the
                                                                                  range set by the Company's Bylaws.

Amendment of Bylaws; Supermajority   The Bylaws of Symmetricom Delaware may       Shareholders holding a majority of the
Requirement                          be adopted, altered, amended or              outstanding shares of common stock may
(see pages 14, 21 and 31).           repealed by an affirmative vote of a         adopt, alter, amend or repeal the
                                     majority of the then authorized number       Bylaws of Symmetricom California.
                                     of directors or by the vote of at            Subject to the rights of the
                                     least a majority of the outstanding          shareholders to set the authorized
                                     common stock; provided, however, that        range of the number of directors, the
                                                   --------  -------              Board of Directors may adopt, alter,
                                     if Proposal No. Six is approved, the         amend or repeal the Bylaws of
                                     Bylaws of Symmetricom Delaware may be        Symmetricom California.
                                     adopted, altered, amended or repealed
                                     by the vote of at least 66 2/3% of the
                                     then authorized number of directors or
                                     by the vote of at least 66 2/3% of the
                                     outstanding common stock.

Amendment of Charter;                The Amended and Restated Certificate         The Symmetricom California Articles of
Supermajority Requirement            of Incorporation of Symmetricom              Incorporation may be amended if the
(see pages 14, 21 and 31).           Delaware may be amended if the               amendment is approved by the Board of
                                     amendment is approved by the Board of        Directors and a majority of the outstanding
                                     Directors and a majority of the outstanding    common stock.
                                     common stock; provided, however, that if
                                                   --------  -------
                                     Proposal No. Six is approved, amendment
                                     of certain provisions of the Amended and
                                     Restated Certificate of Incorporation of
                                     Symmetricom Delaware will require
                                     approval by the vote of at least 66 2/3%
                                     of the outstanding common stock.

Cumulative Voting for Directors      The Amended and Restated Certificate         Currently, cumulative voting is
(see page 15).                       of Incorporation of Symmetricom              mandatory upon notice given by a
                                     Delaware does not provide for                shareholder at a shareholders' meeting
                                     cumulative voting.                           at which directors are to be elected.
                                                                                  Under California law, cumulative voting
                                                                                  could be eliminated.


               Item                                 Delaware                                   California
Classified Board of Directors        Under Delaware law, a classified board       Currently, the Company does not have a
(see pages 15 and 27).               may be implemented.  If Proposal No. Three   classified Board of Directors; however,
                                     is adopted, Symmetricom Delaware will        it could, under California law, implement
                                     implement a classified Board of Directors.   a classified board with shareholder
                                     Otherwise, Symmetricom Delaware will not     approval.
                                     have a classified Board of Directors.

Eliminating Personal Monetary        Delaware law is potentially more             California permits the elimination of
Liability of Directors               expansive in regards to the                  personal monetary liability of
(see page 16).                       elimination of personal monetary             directors to the extent of the law in
                                     liability of directors, in that it           its current state.
                                     incorporates future amendments to
                                     Delaware law with respect to the
                                     elimination of such liability.

Removal of Directors by              Removal with or without cause is             Removal with or without cause is
Shareholders                         permitted by the affirmative vote of         permitted by the affirmative vote of
(see pages 17 and 27).               the majority of the shares entitled to       the shareholders, provided that the
                                     vote thereon; provided, however, that if     shareholders voting against removal
                                                   --------  -------              could not elect such director under
                                     Proposal No. Three is approved and a         cumulative voting.
                                     classified board of directors is
                                     implemented, then under Delaware law, no
                                     director may be removed without cause.

Who May Call Special Shareholder     The Bylaws of Symmetricom Delaware           The Bylaws of Symmetricom California
Meetings                             provide that a special meeting of            provide that a special meeting of
(see pages 16 and 28).               shareholders may be called by the            shareholders may be called by the Board
                                     Board of Directors, the Chief Executive      of Directors, the Chairman of the Board,
                                     Officer or the Secretary (upon a request     the President or one or more holders of
                                     by the Chairman, Chief Executive Officer     shares entitled to cast not less than
                                     or the President) or one or more holders     10% of the votes of such meeting.
                                     of shares entitled to cast not less
                                     than 10% of the votes at such meeting;
                                     provided, however, that if Proposal No.
                                     --------  -------
                                     Four is adopted, the Bylaws of Symmetricom
                                     Delaware will be modified to authorize only
                                     the Board of Directors, the Chief Executive
                                     Officer or the Secretary (upon a request by
                                     the Chairman, Chief Executive Officer or
                                     President) to call a special meeting of
                                     stockholders.

Action by Written Consent of         Delaware law permits the stockholders        The Bylaws of Symmetricom California
Shareholders                         to act by written consent in lieu of a       permit the shareholders to act by
(see pages 17 and 28).               meeting; provided, however, that if          written consent in lieu of a meeting.
                                              --------  -------
                                     Proposal No. Four is approved, the Amended
                                     and Restated Certificate of Incorporation
                                     of Symmetricom Delaware will prohibit
                                     stockholders from acting by written consent
                                     in lieu of a meeting (unless waived in any
                                     particular instance by a vote of at least
                                     66 2/3% of the authorized number of
                                     directors).


               Item                                 Delaware                                   California
Loans to Officers and Employees.     Under Delaware law, Symmetricom              The Company's Bylaws permit the Board
                                     Delaware may make loans to, guarantee        of Directors to make loans to,
                                     the obligations of or otherwise assist       guarantee the obligations of or
                                     its officers or other employees if the       otherwise assist its officers or other
                                     Board determines that a loan or              employees if the Board determines that
                                     guaranty may reasonably be expected to       a loan or guaranty may reasonably be
                                     benefit the corporation.                     expected to benefit the corporation.

Voting by Ballot (see page 18).      The Amended and Restated Certificate         The Bylaws of the Company do not
                                     of Incorporation of Symmetricom              require a written ballot.
                                     Delaware provides that a vote need not be
                                     by written ballot.

Rights Plan (see page 18).           The Company's existing Rights Plan           Some uncertainty exists as to the
                                     will be assumed by Symmetricom               enforceability of shareholder rights
                                     Delaware and is permitted under              plans under California law.
                                     Delaware law.

Indemnification of Directors         Delaware law permits somewhat broader        California law permits indemnification
and Officers (see page 19).          indemnification and could result in          subject to certain exceptions.
                                     indemnification of directors and
                                     officers in circumstances where
                                     California law would not permit
                                     indemnification.

Dividends (see page 20).             Paid from surplus (including paid-in         Generally, limited to the greater of
                                     and earned surplus or net profits).          (i) retained earnings or (ii) an
                                                                                  amount that would leave the Company
                                                                                  with assets of 125% of liabilities and
                                                                                  current assets of 100% of current
                                                                                  liabilities.

Business Combination Statute         Symmetricom Delaware's Amended and           No comparable statute.
(see pages 21 and 30).               Restated Certificate of Incorporation
                                     specifically declines application of
                                     Delaware's anti-takeover statute (Section
                                     203 of the Delaware General Corporation
                                     Law) that restricts certain hostile
                                     two-step takeovers; provided, however, that
                                                         --------  -------
                                     if Proposal No. Five is approved, the
                                     charter will be modified to cause such
                                     anti-takeover statute to apply to the
                                     Company.

Right of Shareholders to Inspect     Permitted for any purpose reasonably         Permitted for any purpose reasonably
Shareholder List                     related to a stockholder's interest as       related to shareholder's interest as a
(see page 22).                       a stockholder.                               shareholder.  Also, an absolute right
                                                                                  to 5% shareholders and, under some
                                                                                  circumstances, 1% shareholders.

Class Vote for Reorganizations       Generally not required unless a              A reorganization transaction must
(see page 22).                       reorganization adversely affects a           generally be approved by a majority
                                     specific class of shares.                    vote of each class of shares
                                                                                  outstanding.

               Item                                 Delaware                                   California
Dissolution (see page 23).           Unless a majority of the Board of            Shareholders holding fifty percent
                                     Directors approves a proposal to             (50%) or more of the total voting
                                     dissolve, the dissolution must be            power may authorize the dissolution of
                                     unanimously approved by all the              Symmetricom California, with or
                                     stockholders entitled to vote                without the approval of the
                                     thereon.  If the dissolution is              corporation's Board of Directors.
                                     initially approved by the Board of
                                     Directors, it may be approved by a
                                     simple majority of the outstanding
                                     shares of stock of Symmetricom
                                     Delaware.

Shareholder Derivative Suits         Generally, a stockholder may bring a         Generally, a shareholder may bring a
(see page 23).                       derivative action on behalf of a             derivative action on behalf of a
                                     corporation only if the stockholder          corporation even if the shareholder
                                     was a stockholder of the corporation         was not a shareholder at the time of
                                     at the time of the transaction in            the transaction in question, provided
                                     question.                                    that certain tests are met.


The Charters And Bylaws Of Symmetricom California And Symmetricom Delaware

     The provisions of the Symmetricom Delaware Amended and Restated Certificate of Incorporation and Bylaws, as in existence upon the approval and consummation of the Proposed Reincorporation, vary in many respects from those of the Articles of Incorporation and Bylaws of Symmetricom California. Further, each of the Related Proposals, if approved at the Annual Meeting, would result in broader variances between the Symmetricom Delaware Amended and Restated Certificate of Incorporation and Bylaws and the Articles of Incorporation and Bylaws of Symmetricom California. The following discussion of the Amended and Restated Certificate of Incorporation and Bylaws of Symmetricom Delaware is qualified by reference to Appendices C and D hereto and the Related Proposals, which, if approved and implemented, would modify Appendices C and D and, therefore, should be reviewed carefully.

     Number of Authorized Shares. The Articles of Incorporation of Symmetricom California currently authorize the Company to issue up to One Hundred Fifty Million (150,000,000) shares of common stock, no par value, and Five Hundred Thousand (500,000) shares of preferred stock, no par value. Under the Articles of Incorporation of Symmetricom California, the Board of Directors is entitled to designate new classes of preferred stock and determine the powers, preferences and rights, and the qualifications and limitations or restrictions of the authorized and unissued preferred stock without shareholder approval. Pursuant to such authority, the Board of Directors has authorized the issuance of Two Hundred Thousand (200,000) shares of Series A Participating Preferred Stock in conjunction with the implementation of a shareholder rights plan (see "Stockholder Rights Plan"). The Amended and Restated Certificate of Incorporation of Symmetricom Delaware provides that it will have Seventy Million (70,000,000) authorized shares of common stock, par value $0.0001 per share, and Five Hundred Thousand (500,000) authorized shares of preferred stock, par value $0.0001 per share. Unlike California, the amount of franchise taxes payable in Delaware will be affected by the amount of shares authorized by the Amended and Restated Certificate of Incorporation and, thus, the number of shares of authorized Common Stock will be reduced as part of the Reincorporation (without affecting the outstanding shares). Like the Articles of Incorporation of Symmetricom California, the Amended and Restated Certificate of Incorporation of Symmetricom Delaware provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock without further approval of the stockholders. Also, in order to effectuate the assumption of the Company's existing shareholder rights plan by Symmetricom Delaware, the Amended and Restated Certificate of Incorporation includes provisions authorizing the issuance of Two Hundred Thousand (200,000) shares of Symmetricom Delaware's Series A Participating Preferred Stock.

     Size of Board of Directors; Bylaws. The Bylaws of Symmetricom California provide for a board of directors consisting of not less than five nor more than eight directors, within which the exact number is currently set at six members. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, a board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated range has been approved by the shareholders. Delaware law permits a board of directors, acting alone, to change the authorized number of directors by amendment to the bylaws or the adoption of a resolution, unless the directors (if applicable) are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by stockholders). The Amended and Restated Certificate of Incorporation of Symmetricom Delaware provides that the number of directors will be determined by a resolution of the Board within any limits prescribed in the Bylaws (there are none). Under the Symmetricom Delaware Bylaws, the initial Symmetricom Delaware Board of Directors will be comprised of six members and the six directors of Symmetricom California who are elected at the Annual Meeting will continue as the six directors of Symmetricom Delaware after the Proposed Reincorporation is consummated and until their successors have been duly elected and qualified. The Bylaws of Symmetricom Delaware also authorize the Board of Directors to adopt a resolution modifying the size of the Board of Directors. Following the Proposed Reincorporation, therefore, the Board of Directors of Symmetricom Delaware could change the size of the Board of Directors from six directors without further stockholder approval.

     Amendment of Bylaws and Charter; Supermajority Requirement. The Bylaws of Symmetricom California currently permit the holders of the majority of outstanding shares of common stock to adopt, alter, amend and repeal the Bylaws, subject to any provisions of the Articles of Incorporation of Symmetricom California regarding the number of authorized directors. Delaware law provides that a corporation's bylaws may be amended by the corporation's stockholders or, if so provided in the corporation's charter, by the corporation's board of directors. The Amended and Restated Certificate of Incorporation of Symmetricom Delaware expressly authorizes the Board to adopt, amend or repeal the Bylaws in accordance with the provisions of the Bylaws. The Symmetricom Delaware

Bylaws provide that the Board of Directors may, by the affirmative vote of a majority of the total number of authorized directors, adopt, alter, amend and repeal the Bylaws of Symmetricom Delaware, subject to the right of the stockholders to adopt, alter, amend and repeal the Bylaws.

     Under law (in both California and Delaware), unless the charter provides otherwise, the approval of the Board of Directors and the approval of a majority of the voting stock outstanding is typically required in order to amend the charter. This is the case in the instance of Symmetricom California and Symmetricom Delaware as neither the Symmetricom California Articles of Incorporation nor the Symmetricom Delaware Amended and Restated Certificate of Incorporation provide otherwise.

     The Board is seeking the approval of the shareholders of Proposal No. Six as a separate and distinct vote from the Proposed Reincorporation in order to increase the vote of (i) the directors and the stockholders that will be required to approve the adoption or any amendment or repeal of any provision of the Bylaws of Symmetricom Delaware (in each case, to sixty-six and two-thirds percent (66 2/3%) of the directors or outstanding shares entitled to vote on such matters, as applicable) and (ii) the stockholders that will be required to approve the amendment of certain provisions of the Amended and Restated Certificate of Incorporation of Symmetricom Delaware. If Proposal No. Six is approved by the shareholders at the Annual Meeting, this change will be effectuated only if the Proposed Reincorporation is approved and implemented. See Proposal No. Six at page 31 below. The provision requiring a 66 2/3% vote of the stockholders is referred to as a "supermajority" voting requirement. Currently, Symmetricom California has no supermajority voting requirements in its Articles of Incorporation or Bylaws. The laws of the Sate of Delaware vary in many respects from the laws of California in regards to supermajority voting requirements. See "Significant Differences Between the Corporation Laws of California and Delaware-Supermajority Voting Requirements" below.

     Cumulative Voting for Directors. California law provides mandatory cumulative voting for directors whereby each shareholder can cast a total number of votes equal to the number of shares owned multiplied by the number of directors to be elected. Under cumulative voting, if any shareholder has given notice of an intention to cumulate votes for the election of directors, such shareholder and any other shareholder of Symmetricom California would be entitled to cumulate his or her votes at such election. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. Under California law, a "listed corporation" (NYSE, AMEX and Nasdaq National Market System companies) may amend its articles of incorporation or by-laws, by approval of its board of directors and a vote of the majority of all shares entitled to vote, to eliminate cumulative voting for directors. Although Symmetricom California is entitled to eliminate cumulative voting, it has not so amended its Articles of Incorporation or Bylaws. Under Delaware law, cumulative voting in the election of directors is not mandatory but is a permitted option. The Amended and Restated Certificate of Incorporation of Symmetricom Delaware does not provide for cumulative voting rights. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority stockholder adverse to a majority of the stockholders to obtain representation on the Board of Directors of Symmetricom Delaware.

     Classified Board of Directors. California law also provides that a "listed corporation" may classify its board in two (six directors minimum) or three (nine directors minimum) classes, with two or three-year terms, respectively. The Board is not presently classified.

     Under Delaware law, a classified board provision in a company's bylaws or certificate of incorporation (a "Classified Board Provision") may provide that directors will be classified into up to three classes, each having as nearly equal a number of directors as possible. At each annual meeting of stockholders following the initial classification and election of a three class board of directors, the successors to the class of directors whose terms expire at that meeting would be elected for a term expiring at the third succeeding annual meeting of stockholders after their election. Delaware law does not require classified boards to have a specific number of directors in each class. Directors chosen to fill vacancies on a classified board hold office until the next election of the class for which such directors have been chosen, and until their successors are elected and have been qualified. Delaware law also provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause (see "Removal of Directors" below).

     A Classified Board Provision may significantly extend the time required to effect a change in control of a board of directors and may discourage hostile takeover bids for companies which have Classified Board Provisions. For companies without a Classified Board Provision, a change in control of the board of directors can be made by stockholders holding a majority of the votes cast at a single annual meeting of stockholders. By comparison, with a

Classified Board Provision in place, it would take at least two annual meetings of stockholders for even a majority of stockholders to effect a change in control of the Board of Directors of Symmetricom Delaware absent resignations because only a minority of the directors would be elected at each meeting.

     A Classified Board Provision is intended to encourage persons seeking to acquire control of a company, including through proxy fights or hostile takeovers, to initiate such efforts through negotiations with the board of directors. A Classified Board Provision also generally increases the bargaining leverage of a board of directors, on behalf of its stockholders, in any negotiations concerning a potential change of control of a company. Classified Board Provisions, however, make more difficult or discourage a proxy contest or the assumption of control by a substantial stockholder and thus could increase the likelihood that incumbent directors retain their positions. A Classified Board Provision could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of a company even though such attempt might be beneficial to the stockholders.

     The Board is seeking the approval of Proposal No. Three at the Annual Meeting as a separate and distinct vote from the Proposed Reincorporation in order to modify the Symmetricom Delaware Amended and Restated Certificate of Incorporation to provide for a Classified Board Provision, with three classes of directors (initially two directors in each class) elected for a term of three years expiring in successive years. If Proposal No. Three is approved by the shareholders at the Annual Meeting, the classified Board will be effectuated only if the Proposed Reincorporation is approved and implemented. See Proposal No. Three at page 27 below. Accordingly, if the Proposed Reincorporation and Proposal No. Three are approved, Symmetricom Delaware will have a classified Board of Directors, which will be divided into three classes with directors serving staggered three-year terms, except for the first term of Class I directors, who initially will serve a one-year term, and Class II directors, who initially will serve a two-year term.

     Monetary Liability of Directors. The Articles of Incorporation of Symmetricom California and the Amended and Restated Certificate of Incorporation of Symmetricom Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of the respective states. The provision eliminating monetary liability of directors set forth in the Amended and Restated Certificate of Incorporation of Symmetricom Delaware is potentially more expansive than the corresponding provision in the Articles of Incorporation of Symmetricom California, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware--Indemnification and Limitation of Liability."

     Indemnification. The Symmetricom California Articles of Incorporation authorize the Company to indemnify its agents (as that term is defined in the California General Corporation Law) for breach of duty to the Company and its shareholders through bylaw provisions, agreements with such agents, vote of shareholders or disinterested directors or otherwise, in any case in excess of the indemnification otherwise expressly permitted by California law but subject to the limits imposed by California law for such indemnification. The Symmetricom California Bylaws require the Company to indemnify the company's directors and officers and permit the Company to indemnify other corporate agents, all to the maximum extent and in the manner permitted by California law. The Amended and Restated Certificate of Incorporation and Bylaws of Symmetricom Delaware are broader in this regard in that they require Symmetricom Delaware to indemnify any person who is made a party or is threatened to be made a party to or is involved in any action, suite or proceeding, by reason of the fact that such person is or was a director, officer or employee of Symmetricom Delaware, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of Symmetricom Delaware, and, with respect to any criminal proceeding, had no reasonable cause to believe that such person's conduct was unlawful. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware - Indemnification, Compared and Contrasted."

     Power to Call Special Shareholders' Meetings. Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under the Symmetricom California Bylaws, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President or by one or more holders of shares entitled to cast not less than 10% of the votes at such meeting. Under Delaware law, a special meeting of stockholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. The Symmetricom Delaware Bylaws also provide that a special meeting of stockholders may be called by the Board of Directors, the Chairman of the Board, the President or by one or more holders of shares entitled to cast not less than 10% of the votes at such meeting; however, the
                                                                 -------
Board is seeking the approval of Proposal No. Four as a separate and distinct vote from the Proposed Reincorporation in order to, among other things, provide, in Symmetricom Delaware's Bylaws, that a special meeting of the stockholders may be called only by the Chief Executive Officer or Secretary (upon the request of the Chairman of the Board, the Chief Executive Officer or President) or the majority of the Board. If Proposal No. Four is approved by the shareholders at the Annual Meeting, this measure will be effectuated only if the Proposed Reincorporation is approved and implemented. See Proposal No. Four at page 28 below.

     Power of Shareholders to Vote by Written Consent. Under California law and Delaware law, shareholders (or stockholders) may execute an action by written consent in lieu of a shareholders' (or stockholders') meeting. Both California law and Delaware law permit a corporation to eliminate the ability of shareholders (or stockholders) to act by written consent in its charter. Symmetricom California's current Articles of Incorporation do not contain a provisions limiting the shareholders' right to take action by written consent. The Board is seeking the approval of Proposal No. Four as a separate and distinct vote from the Proposed Reincorporation in order, among other things, to prohibit stockholders from acting by written consent in lieu of a meeting. If Proposal No. Four is approved by the shareholders at the Annual Meeting, this measure will be effectuated only if the Proposed Reincorporation is approved and implemented. See Proposal No. Four at page 28 below.

     Removal of Directors. Under California law, directors may be removed without cause by shareholder vote, provided that the shares voted against removal would not be sufficient to elect the director under the cumulative voting rules. In addition, a director may be removed under California law for cause if the director committed a felony or if holders of 10% of the outstanding shares petition the Superior Court to remove the director for fraudulent or dishonest acts or gross abuse of authority. Under Delaware law, if a corporation has a classified board, directors may only be removed for cause unless the certificate of incorporation provides otherwise (see "Classified Board of Directors" above). Accordingly, if the Proposed Reincorporation and Proposal No. Three are approved, Symmetricom Delaware will have a classified Board of Directors, its Amended and Restated Certificate of Incorporation will not provide for removal of directors without cause and its Bylaws will provide that any director may be removed, but only for cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     Filling Vacancies on the Board of Directors. Under California law, any vacancy on a board of directors other than one created by removal of a director may be filled by the board of directors. If the number of directors then in office is less than a quorum, a vacancy may be filled by (i) the unanimous written consent of the directors then in office, (ii) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice or (iii) a sole remaining director. A vacancy created by removal of a director may be filled by the board of directors only if it is authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. The Bylaws of Symmetricom California currently permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, may fill the vacancy or newly created directorship). The Amended and Restated Certificate of Incorporation of Symmetricom Delaware provides that any vacancy in the Board of Directors may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director.

     Nominations of Director Candidates and Introduction of Business at Shareholder Meetings. The Bylaws of Symmetricom California do not include any advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors or with regard to matters to be brought before an annual meeting or special meeting of shareholders.

     The Bylaws of Symmetricom Delaware include advance notice procedures with regard to the nomination of candidates for election as directors (the "Nomination Procedure") and with regard to matters to be brought before an annual meeting or special meeting of stockholders (the "Business Procedure"). By requiring advance notice of nominations by stockholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the stockholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform stockholders of any business proposed to be conducted at a meeting and the Board's position on such proposal, enabling stockholders to decide better whether to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the Bylaws of

Symmetricom Delaware do not give the Board of Directors any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at a meeting, the Bylaws of Symmetricom Delaware may have the effect of precluding nominations for the election of directors or of precluding other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of Symmetricom Delaware, even if the conduct of such business or such attempt might be deemed to be beneficial to Symmetricom Delaware and its stockholders.

     Under the Nomination Procedure, a stockholder's notice to the Company must contain information about the nominee, including his or her name, principal occupation, the class and number of shares owned by him or her and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, as well as information about the shareholder nominating that person, including his or her name and address, as they appear on the records of the Company, and the class and number of shares beneficially owned by the nominating shareholder. Under the Business Procedure, notice relating to the conduct of business at a meeting other than the nomination of directors must contain certain information about the business and about the shareholder who proposes to bring the business before the meeting. If the Chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination or business proposal properly made or brought before an annual or special meeting in accordance with the above-described procedures.

     Voting by Ballot. California law provides that written ballots in the election of directors are not required unless (i) a shareholder demands a written ballot before the meeting or (ii) the bylaws require a written ballot. The Bylaws of the Company do not require a written ballot. Under Delaware law, written ballots are required in all elections of directors, unless otherwise provided in the certificate of incorporation. The Amended and Restated Certificate of Incorporation of Symmetricom Delaware provides that a vote need not be by written ballot. It may be more difficult for a stockholder to contest the outcome of a vote that has not been conducted by written ballot.

Stockholder Rights Plan

     The Company currently has a rights plan which will be assumed by Symmetricom Delaware upon the Proposed Reincorporation. Under the rights plan, the Company declared a dividend of a right (a "Right") to purchase one one-thousandth of a share of a new series of preferred stock of the Company on each outstanding share of common stock of the Company. All subsequent issuances (until the time at which the Rights become exercisable and, in certain cases, issuances thereafter) of common stock include an issuance of a Right.

     The Rights have been distributed as a non-taxable dividend and will expire ten years from the date of adoption of the rights plan. The Rights will be exercisable only if a person or group acquires 15 percent or more of, or initiates a tender offer or exchange offer on, the Company's common stock. If a person or group acquires 15 percent or more of the Company's common stock while the rights plan remains in place, all Rights holders, except the acquiring or offering person or group, will be entitled to buy the Company's common stock at a discount. The effect is to discourage acquisitions of 15 percent or more of the Company's common stock in the absence of negotiations with the Board.

     The Rights trade with the Company's common stock unless and until they are separated upon the occurrence of certain future events. The Company's Board of Directors may terminate the rights plan at any time or redeem the Rights prior to the time a person or group acquires 15 percent or more of the Company's common stock. Additionally, the rights plan also provides that if the Company is involved in a merger or other business combination transaction with another company, after the acquisition or offer each Right becomes exercisable, at the Right's then current exercise price, for shares of common stock of such other company having a value of a multiple of the Right's exercise price.

     The rights plan is intended to protect the Company's shareholders in the event of an unfair or coercive offer to acquire, or the acquisition of, 15 percent or more of the common stock of the Company. The rights plan is not intended to prevent takeovers and would not interfere with tender offers or business combinations that are approved by the Company's Board of Directors. The rights plan encourages persons seeking control of the Company to initiate an acquisition or offer to acquire the Company through negotiations with the Board of Directors.

     The rights plan will be assumed by Symmetricom Delaware as part of the Proposed Reincorporation. Thus, Rights will continue to trade with shares of Symmetricom Delaware's common stock unless and until they are separated upon the occurrence of certain future events.

     To date, the California courts have not considered the validity of rights plans. While a rights plan may ultimately be upheld under California law, one of the benefits of the Proposed Reincorporation would be to provide relative certainty that the Company's rights plan is enforceable. Various Delaware courts have considered, and upheld, the validity of rights plans and, therefore, the Company's rights plan should survive a judicial challenge under Delaware law.

Significant Differences Between The Corporation Laws Of California And Delaware

     In addition to the differences between the corporation laws of California and Delaware described above, the following is a summary of additional major substantive differences between the corporation laws of California and Delaware. It is not an exhaustive description of all differences between the two states' laws.

Indemnification And Limitation Of Liability.

     California and Delaware have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of a director's fiduciary duty. There are nonetheless differences between the laws of the two states with respect to indemnification and limitation of liability of directors. The differences are summarized below.

     Elimination Of Personal Liability For Monetary Damages.

     Delaware. The Amended and Restated Certificate of Incorporation of Symmetricom Delaware would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the corporation or its directors from the necessity of complying with, federal or state securities laws or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

     California. The Articles of Incorporation of Symmetricom California eliminate the liability of directors to the Company to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing director's duties was or should have been aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (vi) transactions between the corporation and a director who has a material financial interest in such transaction; or (vii) liability for improper distributions, loans or guarantees.

     Indemnification; Compared And Contrasted. California law requires indemnification when an individual has defended successfully an action on the merits. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation.

     Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware law or California law, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     California law permits a California corporation to provide rights to indemnification beyond those required by law to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. The Articles of Incorporation of Symmetricom California authorize indemnification beyond that expressly mandated by California law.

     Delaware law also permits a Delaware corporation to provide indemnification in excess of that permitted by statute. Delaware law does not require authorizing provisions in the certificate of incorporation. The Amended and Restated Certificate of Incorporation and Bylaws of Symmetricom Delaware require Symmetricom Delaware to indemnify any person who is made a party or is threatened to be made a party to or is involved in any action, suite or proceeding, by reason of the fact that such person is or was a director, officer or employee of Symmetricom Delaware, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of Symmetricom Delaware, and, with respect to any criminal proceeding, had no reasonable cause to believe that such person's conduct was unlawful; provided, however, that, in an action by or in the right of Symmetricom Delaware
--------  -------
to procure a judgment in its favor, no indemnification shall be made to a person in respect of any action as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty, unless a court has determined that such person is fairly and reasonably entitled to such indemnity.

     Indemnification Agreements. A provision of Delaware law states that indemnification provided by statute will not be deemed exclusive of any other right under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreements entered into by Symmetricom California with its officers and directors may be assumed by Symmetricom Delaware as part of the Proposed Reincorporation. If the Proposed Reincorporation is consummated, the indemnification agreements will be amended to the extent necessary to conform the agreements to Delaware law and to provide for indemnification of officers and directors and advancement of expenses to the maximum extent permitted by Delaware law. A vote in favor of the Proposed Reincorporation also acts as approval of such amendments to the indemnification agreements. Among other things, the indemnification agreements will be amended to include within their purview future changes in Delaware law that expand the permissible scope of indemnification of directors and officers of Delaware corporations.

     As noted above, Delaware law also permits a Delaware corporation to provide indemnification in excess of that required by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances; however, limitations on indemnification may be imposed by a court based on principles of public policy.

Dividends And Repurchases Of Shares.

     California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

     Delaware. Delaware law permits a corporation to declare and pay dividends out of the excess, if any, at any given time, of the net assets of the corporation over the amount of capital of the corporation ("surplus"), or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. With respect to capital, a board of directors may determine that capital is equal to the aggregate par value of the corporation's shares of capital stock. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     California. Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations
Code) to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution, or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1.25 times its liabilities (not including deferred taxes, deferred income and other deferred credits) and the corporation's current assets would be at least equal to its current liabilities (or 1.25 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

Stockholder Approval Of Certain Business Combinations.

     Delaware. Under Section 203 of the Delaware General Corporation Law, unless otherwise provided in a corporation's charter, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made the person or entity an interested stockholder, the interested stockholder owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board of directors approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the outstanding voting stock not owned by the interested stockholder.

     A Delaware corporation to which Section 203 applies may elect not to be governed by Section 203. In this regard, the Symmetricom Delaware Amended and Restated Certificate of Incorporation provides that Section 203 will not apply to Symmetricom Delaware. However, the Board of Directors is seeking the approval of Proposal No. Five as a vote separate and distinct from the Proposed Reincorporation in order to provide that Symmetricom Delaware will be subject to
Section 203. Accordingly, if the Proposed Reincorporation and Proposal No. Five are both approved, Symmetricom Delaware will be subject to Section 203. However, if the Proposed Reincorporation is approved but Proposal No. Five is not, Symmetricom Delaware will, by the provision in its Amended and Restated Certificate of Incorporation, continue not to be governed by Section 203. See Proposal No. Five at page 30 below.

     California. There is no comparable provision in the California General Corporation Law.

Supermajority Voting Requirement.

     A supermajority voting requirement is one that requires greater than a simple majority of the outstanding shares of common stock of a company to approve an act or action. The differences between California and Delaware law are discussed below.

     Delaware. Under Delaware law, a certificate of incorporation may include a provision requiring a vote greater than a simple majority. A supermajority provision in a certificate of incorporation may not be amended or removed from the certificate of incorporation except by the supermajority vote called for in the provision. If Proposal No. Six is approved, and subject to the approval and implementation of the Proposed Reincorporation, the vote of holders of 66 2/3% or more of the common stock of Symmetricom Delaware would be required (i) to amend or repeal the Bylaws of Symmetricom Delaware or certain features of the Amended and Restated Certificate of Incorporation (including, as applicable based upon the approval of the Related Proposals, classification of the Board of Directors, provisions permitting the Board to fill vacancies, the elimination of stockholder action by written consent and provisions regarding the limitation of directors' liability and indemnification) and (ii) to remove the supermajority voting provisions regarding the stockholders ability to amend or repeal the Bylaws of Symmetricom Delaware or such features of the Amended and Restated Certificate of Incorporation. In addition, if Proposal No. Six is approved, the vote of 66 2/3% of the directors would be needed to amend the Bylaws of Symmetricom Delaware.

     California. Similar to Delaware law, articles of incorporation may include a provision requiring a vote greater than a simple majority. An amendment of the articles of incorporation that includes a supermajority vote requirement must be approved by at least the percentage of the outstanding shares as is required pursuant to that amendment for the approval of the corporate act or action. Unlike in Delaware, where a supermajority voting requirement remains until it is removed by required vote of the stockholders, California law provides that all supermajority voting requirements cease to be effective two years after their adoption. Thus, the supermajority voting requirement must be periodically renewed by the shareholders. If not renewed, the act or action that previously required the supermajority vote may be taken by shareholders upon the approval of a simple majority of the outstanding common stock.

Inspection Of Shareholder List.

     Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of 5% or more of the corporation's voting shares, or shareholders holding an aggregate of 1% or more of such shares who have filed a Schedule 14A with the Securities and Exchange Commission in connection with a contested election of directors. Such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board of directors in California. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

Shareholder Voting.

     Both California and Delaware law generally require that shareholders owning a majority of the outstanding stock of both acquiring and target corporations approve statutory mergers.

     Delaware. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the existing certificate of incorporation; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (iii) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     California. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five sixths of the voting power of the surviving or acquiring corporation or its parent entity.

     Other Comparisons. Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies that have more than one class of shares outstanding.

     California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish.

Appraisal Rights.

     Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to dissenters' rights of appraisal pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

     Delaware. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation;

(ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

     California. The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Proposed Reincorporation). Appraisal or dissenters' rights are, therefore, not available to shareholders of Symmetricom California with respect to the Proposed Reincorporation. California law generally affords appraisal rights in sale of assets reorganizations.

Dissolution.

     Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation.

     Under Delaware law, unless a majority of the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by the stockholders entitled to vote thereon. Only if the dissolution is initially approved by a board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Symmetricom Delaware's Amended and Restated Certificate of Incorporation contains no such supermajority voting requirement, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Symmetricom Delaware that had previously been approved by its Board of Directors.

Interested Director Transactions.

     Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable simply because of such interest, provided that certain conditions, such as obtaining required disinterested approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

     Under California and Delaware law (i) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction also must be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation or (ii) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved.

     In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Therefore, certain transactions that the Board of Directors of Symmetricom California might not be able to approve because of the number of interested directors could be approved by a majority of the disinterested directors of Symmetricom Delaware, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company that could not be so approved under California law but could be so approved under Delaware law.

Shareholder Derivative Suits.

     California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under

     Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Certain Federal Income Tax Consequences

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of common stock of Symmetricom California who receive common stock of Symmetricom Delaware in exchange for their shares of common stock of Symmetricom California as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Symmetricom California shareholders, such as dealers in securities, or those Symmetricom California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Symmetricom California common stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. In view of the varying nature of such tax consequences, each shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the proposed reincorporation, including the applicability of federal, state, local or foreign tax laws.

     Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the following federal income tax consequences generally should result:

     o No gain or loss should be recognized by holders of common stock of Symmetricom California upon receipt of shares of common stock of Symmetricom Delaware pursuant to the Proposed Reincorporation;

     o The aggregate tax basis of the shares of common stock of Symmetricom Delaware received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Symmetricom California common stock surrendered in exchange therefor; and

     o The holding period of the shares of common stock of Symmetricom Delaware received by each shareholder of Symmetricom California should include the period for which such shareholder held the Symmetricom California common stock surrendered in exchange therefor, provided that such Symmetricom California common stock was held by the shareholder as a capital asset at the time of the Proposed Reincorporation.

     The Company has not requested a ruling from the Internal Revenue Service (the "IRS"), nor an opinion from its outside legal counsel, with respect to the federal income tax consequences of the Proposed Reincorporation under the Internal Revenue Code. In any case, such an opinion would neither bind the IRS nor preclude it from asserting a contrary position. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above.

     The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Symmetricom Delaware should succeed, without adjustment, to the federal income tax attributes of Symmetricom California.

Application Of The General Corporation Law Of California To Delaware
Corporations

     Under Section 2115 of the California General Corporation Law, corporations not organized under California law that have significant contacts with California are subject to a number of key provisions of California law if (i) the average of certain property, payroll and sales factors results in a finding that more than 50% of the foreign corporation's business is conducted in California and (ii) more than one-half of the foreign corporation's outstanding voting securities are held of record by persons having addresses in California. The application of this statute would not occur until the first day of the first income year of the corporation commencing on or after the 135th day of the income year immediately following the latest income year in which the corporation meets both of these tests. This law does not apply to corporations with securities that are designated as qualified for trading on The Nasdaq National Market. Because the common stock of Symmetricom Delaware will continue to be traded on The Nasdaq National Market upon the Reincorporation, Symmetricom Delaware may avail itself of the foregoing exception, but there is a risk that California law may someday be applied to the operation of Symmetricom Delaware if Symmetricom Delaware fails to maintain its listing status with Nasdaq.

     If Symmetricom Delaware were to become subject to the provisions of California law referred to above, and such provisions were enforced by California courts in a particular case, Symmetricom Delaware could be governed by certain California laws, including those regarding liability of directors for breaches of the duty of care, indemnification of directors, dissenters' rights and removal of directors as well as certain other provisions discussed above, to the potential exclusion of Delaware law. The effects of applying both Delaware and California laws to a Delaware corporation whose principal operations are based in California have not yet been determined.

Vote Required And Board Recommendation

     Approval of the Reincorporation Proposal also will constitute approval of the (i) Merger Agreement, the Amended and Restated Certificate of Incorporation of Symmetricom Delaware and the Bylaws of Symmetricom Delaware, which include the changes to the Company's corporate governance features and the rights of the Company's shareholders as described in this Proposal Two (but without incorporating any of the Related Proposals absent shareholder approval of the same), (ii) the assumption of the Company's employee benefit plans, equity based incentive plans and shareholder rights plan by Symmetricom Delaware and (iii) the restatement of the Company's indemnification agreements with each of its officers and directors to afford such persons indemnification by the Company to the fullest extent permitted by Delaware law. Approval will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote on the matter. The effect of an abstention or a broker non-vote is the same as that of a vote against the Reincorporation Proposal.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED REINCORPORATION AND RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. TWO.

      CHARTER AND BYLAW PROPOSALS TO REDUCE THE COMPANY'S VULNERABILITY TO
             UNSOLICITED TAKEOVER ATTEMPTS AND CONTESTS FOR CONTROL
        (Proposal Nos. Three, Four, Five and Six - the Related Proposals)

     Note: Implementation of each of the Related Proposals is contingent upon
     ----
approval and implementation of the Proposed Reincorporation (in addition to approval of the Related Proposal at issue).

     As noted above (see "Anti-Takeover Implications" set forth in Proposal No.
Two), the Board believes that, for the protection of the Company's shareholders, any proposed acquisition of control of the Company or proposed business combination in which the Company might be involved should be thoroughly studied by the Board to assure that any such transaction would be in the best interests of the Company and its shareholders and that the Company's shareholders would be treated fairly.

     Similarly, the Board believes that the Company's shareholders should have the opportunity to consider both the qualifications of any new candidates proposed for election to the Board and the interests that such candidates will be representing if nominated and elected to the Board. The Board believes that the deliberative process involved in the selection of candidates for nomination and election to the Board to serve for an extended term results in a more effective and stable Board of Directors and insures that a proper balance can be maintained between the continuity and stability of management that incumbent directors provide and the new perspectives and added strengths that new directors can offer the Company.

     Proposal No. Three, to classify the Symmetricom Delaware Board into three classes, is designed to encourage this deliberative process in the selection of candidates for election to the Board and to deter special stockholder constituencies seeking to further their own interests from engaging in expensive and wasteful proxy contests for control.

     Proposal No. Four would prohibit the Symmetricom Delaware stockholders from taking action by written consent and prohibit Symmetricom Delaware stockholders from calling a special stockholder meeting. Proposal No. Six would increase the stockholder vote required to approve amendments to Symmetricom Delaware's Bylaws and certain features of Symmetricom Delaware's Amended and Restated Certificate of Incorporation (as well as increasing the director vote required to amend Symmetricom Delaware's Bylaws). These Proposals are designed to discourage tactics sometimes employed by hostile bidders or dissident stockholders seeking to further their own special interests over the interests of the stockholders as a whole. These tactics include the solicitation of stockholder consents and the calling of special stockholder meetings to seek approval of changes in a corporation's charter or bylaws to make it easier to gain control of the corporation or to force stockholder consideration of proposals before (i) the time that the Board believes such consideration to be appropriate or (ii) the next annual stockholder meeting. Moreover, these types of actions often are timed to take advantage of short term declines in the stock price of a corporation as an attempt to attract support from stockholders of their proposals that might not otherwise garner such support. Finally, tactics such as these can be disruptive and expensive for a corporation and a wasteful diversion of Board and management time and energies from the business operations of the Company. Additionally, if these Proposals are adopted, their effect will be to require such stockholders to wait only until the next annual meeting to present their proposals for a vote of the stockholders (unless the Chairman, Chief Executive Officer, President or Board acts to call a meeting sooner) - a requirement which the Board believes a stockholder with the genuine best interests of the Company and the other stockholders in mind should be willing to fulfill.

     Approval of Proposal No. Five would result in Symmetricom Delaware being subject to Delaware's anti-takeover statute (i.e., Section 203 of the Delaware
                                             ----
General Corporation Law). The application of Section 203 would provide stockholders with certain protections in the event that a person acquires 15% or more of the Company's stock.

     The Board recognizes that the Related Proposals, which are described in more detail below and will be voted on separately at the Annual Meeting, could discourage hostile takeover attempts or tender offers for control of the Company which might otherwise be attractive to many, or indeed by a majority, of the Company's stockholders. However, the Board sincerely believes that the benefits of discouraging the use of coercive takeover tactics and the initiation of potentially expensive and disruptive consent solicitations and special meetings by hostile bidders or dissident shareholders seeking to further their own special interests, outweigh these disadvantages. THEREFORE THE BOARD OF DIRECTORS IS RECOMMENDING THAT SHAREHOLDERS VOTE FOR APPROVAL OF EACH OF PROPOSAL NOS. THREE, FOUR, FIVE AND SIX.

                               PROPOSAL NO. THREE
                   APPROVAL OF A CLASSIFIED BOARD OF DIRECTORS

     The Symmetricom California Articles of Incorporation currently do not provide for a classified Board of Directors. The Board is recommending that shareholders approve the inclusion in the Symmetricom Delaware Amended and Restated Certificate of Incorporation of a provision that would classify the Board into three classes of directors, with the members of each class to be elected for a term of three years. The proposed provision would be implemented by amending Symmetricom Delaware's Amended and Restated Certificate of Incorporation as set forth in Appendix C-1 attached hereto (prior to consummation of the Proposed Reincorporation). In addition, as noted below, a related modification would be made to Symmetricom Delaware's Bylaws as set forth in Appendix D-1 attached hereto (prior to consummation of the Proposed Reincorporation).

     The Board believes that staggered three-year terms, with the election of approximately one-third of the directors each year, will help to assure the continuity and stability of the Company's long-term policies in the future and permit the Board to more effectively represent the interests of all stockholders (since, for example, at least two-thirds of the directors at any given time will have prior experience as directors of the Company). The division of the directors into three classes will have the effect of making it more difficult to change the overall composition of the Board of Directors. The Board, however, believes that the benefits of maintaining continuity and stability on the Board outweigh this disadvantage. See "Proposal No. Two - Approval of the Company's Reincorporating in Delaware - The Charters and Bylaws of Symmetricom California and Symmetricom Delaware - Classified Board of Directors" at page 15 above.

     If the Proposed Reincorporation and this Proposal No. Three are approved and implemented, Symmetricom Delaware will have a classified Board of Directors, which will be divided into three classes with directors serving staggered three-year terms, except for the first term of Class I directors, who initially will serve a one-year term, and Class II directors, who initially will serve a two-year term. Messrs. Clarkson and Snyder will be Class I directors with a term expiring at the Company's annual stockholders' meeting in 2002; Messrs. Neumeister and Prabhu will be Class II directors with a term expiring at the Company's annual stockholders' meeting in 2003; and Messrs. Oliver and Steipp will be Class III directors with a term expiring at the Company's annual stockholders' meeting in 2004. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. Directors chosen to fill vacancies on the Board will hold office until the next election of the class for which such directors have been chosen, and until a successor for such directors are elected and have been qualified.

     In addition, if Proposal No. Three is approved, then prior to the consummation of the Proposed Reincorporation, the Symmetricom Delaware charter and Delaware law regarding classified boards, acting in concert, will provide that no director may be removed without cause, and Symmetricom Delaware's Bylaws will be amended as set forth in Appendix D-1 attached hereto. See "Proposal No. Two - Approval of the Company's Reincorporating in Delaware - The Charters and Bylaws of Symmetricom California and Symmetricom Delaware - Removal of Directors" at page 17 above.

     Note: Implementation of this Proposal, if approved, is subject to the
     ----
approval and implementation of the Proposed Reincorporation.

Vote Required for Proposal No. Three

     To be adopted, this Proposal requires the affirmative vote of a majority of the outstanding shares of Symmetricom California's common stock. An abstention or the failure of a broker or other nominee holder of shares to vote the shares they hold of record will have the same effect as a vote against this Proposal. This Proposal will be effectuated only if the Proposed Reincorporation is approved and implemented.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. THREE.

                                PROPOSAL NO. FOUR
              ELIMINATION OF STOCKHOLDER ACTION BY WRITTEN CONSENT
      AND STOCKHOLDER ABILITY TO CALL A SPECIAL MEETING OF THE STOCKHOLDERS

     Two common tactics sometimes taken by hostile bidders or dissident stockholders seeking to further their own special interests are (i) to engage in a solicitation of written consents from stockholders or (ii) to call a special meeting of the stockholders, in each case forcing stockholder consideration of a proposal over opposition of the Board to obtain approval of the stockholders of changes in a corporation's bylaws that, if approved, would make it easier for such hostile bidders or dissident stockholders to gain control of the corporation. Therefore, the Board believes that modifying the provisions of Symmetricom Delaware's Amended and Restated Certificate of Incorporation and Bylaws to eliminate stockholder action by written consent and the ability of stockholders to call a special meeting of the stockholders are prudent corporate governance measures to prevent an inappropriately small number of shareholders from prematurely forcing shareholder consideration of a proposal over the opposition of the Board by unilaterally soliciting the consent of shareholders (either in writing or at a special meeting called therefor) for such a proposal before the time that the Board believes such consideration to be appropriate, or the next annual shareholders meeting. The Proposed provisions would be implemented by amending Symmetricom Delaware's Amended and Restated Certificate of Incorporation as set forth in Appendix C-2 and by amending Symmetricom Delaware's Bylaws as set forth in Appendix D-2.

     Both California and Delaware laws permit a corporation to include a provision in its charter or bylaws that would prohibit the taking of any action by the shareholders by way of a shareholder written consent. Approval of this Proposal in conjunction with the approval and consummation of the Proposed Reincorporation will result in the prohibition under Symmetricom Delaware's Amended and Restated Certificate of Incorporation of stockholders acting by written consent (unless 66 2/3% of the directors waive such prohibition in any instance).

     California law provides that any shareholder or group of shareholders that owns 10% or more of a corporation's voting shares are entitled to call a special meeting of shareholders to seek their approval of any matter which, under California law, may be approved by a shareholder vote. Delaware law permits a corporation to include a provision in its charter or bylaws that limits the persons that may call a special meeting to officers or directors of the corporation. In that event, stockholders are not entitled to call special stockholders meetings for any purpose, but must instead wait until the next annual stockholders meeting to bring the matter to a vote. If this Proposal is approved and the Proposed Reincorporation also is approved and effectuated, the Bylaws of Symmetricom Delaware will contain provisions that limit the persons that may call special stockholder meetings to the Board of Directors, the Chief Executive Officer and the Secretary (upon the request of the Chairman, Chief Executive Officer or President) of Symmetricom Delaware.

     Elimination of stockholder power to act by written consent and to call a special meeting may lengthen the amount of time required to take stockholder actions because certain actions by written consent are not subject to the minimum notice requirement of a stockholders' meeting. The elimination of stockholder power to act by written consent and to call a special stockholder meeting may also deter hostile takeover attempts because of the lengthened stockholder approval process. Without the ability to act by written consent or to call a special meeting of the stockholders, a holder or group of holders controlling a majority in interest of the capital stock of Symmetricom Delaware will not be able to amend the Bylaws of Symmetricom Delaware except as voted upon at an annual stockholders' meeting where such action is duly proposed or at a special meeting of the stockholders, held to take any such action and duly called for by Symmetricom Delaware's Board, the Chief Executive Officer or Secretary (at the request of the Chairman, Chief Executive Officer or President). The Board of Directors believes these provisions, like other provisions to be included in the Amended and Restated Certificate of Incorporation and Bylaws of Symmetricom Delaware upon the approval of the Proposed Reincorporation and the other Related Proposals, will enhance the Board's opportunity to fully consider and effectively negotiate on behalf of the interests of all stockholders in the context of a takeover attempt.

     The Board recognizes that such provisions could discourage hostile takeover attempts or tender offers for control of Symmetricom Delaware which might be approved by many, or indeed by a majority, of Symmetricom Delaware's stockholders. However, the Board believes that the benefits of discouraging hostile bidders and dissident shareholders seeking to further their own special interests from conducting potentially expensive and disruptive consent solicitations and special meetings of the stockholders outweigh these disadvantages.

     Note: Implementation of this Proposal, if approved, is subject to the
     ----
approval and implementation of the Proposed Reincorporation.

Vote Required for Proposal No. Four

     To be adopted, this Proposal requires the affirmative vote of a majority of the outstanding shares of Symmetricom California's common stock. An abstention or the failure of a broker or other nominee holder of shares to vote the shares they hold of record will have the same effect as a vote against this Proposal. This Proposal will be effectuated only if the Proposed Reincorporation is approved and implemented.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. FOUR.

                                PROPOSAL NO. FIVE
                AVAILING TO THE COMPANY THE PROTECTIONS AFFORDED
             BY SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW

     As noted above (See "Proposal No. Two - Approval of the Company's Reincorporating in Delaware - Significant Differences Between The Corporation Laws of California and Delaware - Shareholder Approval of Certain Business Combinations"), Section 203 of the Delaware General Corporation Law is designed to provide stockholders of a Delaware corporation with certain protections in the event that a person acquires 15% or more of the Delaware corporation's stock without the approval of the Board. Unless the acquiring person obtains at least 85% of the outstanding shares in the same transaction in which the acquiring person reaches the 15% threshold, such as by way of a successful tender offer for any and all shares, then the acquiring person would be precluded from effecting certain business combinations involving the company for a three-year period unless at least two-thirds of the disinterested stockholders approve of the combination. Precluded transactions include mergers with an entity controlled by the acquiring person, or the sale or other disposition of a substantial portion of the corporation's assets to the acquiring person, or the issuance by the corporation of additional shares to the acquiring person for the purpose of increasing the acquiring person's equity ownership. The Board believes that Section 203 will serve to protect the interests of the stockholders of Symmetricom Delaware and is seeking the approval of this Proposal in order to cause Symmetricom Delaware to elect to be subject to
Section 203 in the event the Proposed Reincorporation is approved. This Proposal would be implemented by amending Symmetricom Delaware's Amended and Restated Certificate of Incorporation as set forth in Appendix C-3 attached hereto.

     The Board believes that most Delaware corporations have availed themselves of Section 203 and have not "opted out" of the application of Section 203. Furthermore, the Board believes that Section 203 will encourage any potential acquiror to negotiate with the Board of Directors of Symmetricom Delaware.
Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Symmetricom Delaware in which all stockholders would not be treated equally. The application of Section 203 to Symmetricom Delaware will also (i) confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for the shares of Symmetricom Delaware over the then-current market price and (ii) discourage certain potential acquirors unwilling to comply with its provisions.

     Note: Section 203 is not applicable to California corporations and would
     ----
only apply to Symmetricom Delaware upon the effectuation of the Proposed Reincorporation if this Proposal No. Five is approved at the Annual Meeting.

Vote Required for Proposal No. Five

     To be adopted, this Proposal requires the affirmative vote of a majority of the outstanding shares of Symmetricom California's common stock. An abstention or the failure of a broker or other nominee holder of shares to vote the shares they hold of record will have the same effect as a vote against this Proposal. This Proposal will be effectuated only if the Proposed Reincorporation is approved and implemented.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. FIVE.

                                PROPOSAL NO. SIX
         INCREASE THE STOCKHOLDER VOTE REQUIRED TO AMEND THE BYLAWS AND
                CERTAIN FEATURES OF THE PROPOSED DELAWARE CHARTER

     Both California and Delaware laws permit a corporation to include a provision in its charter and/or bylaws that would require the vote of more than a majority of the outstanding shares to adopt, amend or repeal its bylaws as well as to amend its charter. See, "Proposal No. Two - Approval of the Company's Reincorporating in Delaware - Significant differences Between the Corporation Laws of California and Delaware - Supermajority Voting Requirements" at page 21 above. The Board of Directors is recommending that shareholders approve (i) provisions in Symmetricom Delaware's Bylaws and Amended and Restated Certificate of Incorporation that would require the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares to adopt, amend, alter or repeal the Bylaws, (ii) provisions in Symmetricom Delaware's Bylaws and Amended and Restated Certificate of Incorporation that would require approval by sixty-six and two-thirds percent (66 2/3%) of the authorized number of directors to amend the Bylaws and (iii) a provision in Symmetricom Delaware's Amended and Restated Certificate of Incorporation that would require approval by sixty-six and two-thirds percent (66 2/3%) of the outstanding shares to amend or repeal certain provisions of such Amended and Restated Certificate of Incorporation (including, as applicable based upon the approval of one or more of the Related Proposals, classification of the Board of Directors, provisions permitting the Board to fill vacancies on the Board, the elimination of stockholder action by written consent and provisions regarding the limitation of directors' liability and indemnification). See also, "Proposal No. Two - Approval of the Company's Reincorporating in Delaware - The Charters and Bylaws of Symmetricom California and Symmetricom Delaware - Amendment of Bylaws-Supermajority Requirement" at page 21 above. The proposed provisions would be implemented by amending Symmetricom Delaware's Amended and Restated Certificate of Incorporation as set forth in Appendix C-4 and Symmetricom Delaware's Bylaws as set forth in Appendix D-3.

     A tactic sometimes used by hostile bidders seeking control of a public company is to attempt to obtain stockholder approval of changes in a corporation's bylaws, such as a change in the number of directors or in the manner in which directors are elected, that would make it easier for the hostile bidder to gain control of the corporation. To discourage such attempts, which can be disruptive and a wasteful diversion of management's time and energies from the operation of the Company's business, the Board of Directors believes that it would be prudent and in the best interests of stockholders to approve the proposed increase in the percentage vote of (i) the stockholders and directors required to effect changes in the Symmetricom Delaware Bylaws and (ii) the stockholders required to approve certain changes in the Symmetricom Delaware Amended and Restated Certificate of Incorporation. In particular, the Board believes that a two-thirds vote will have this intended deterrent effect, but at the same time is not so high a percentage as will prevent stockholders from approving amendments or changes that are supported by a substantial majority of the stockholders. In tandem with this modification to the vote required by stockholders, the Board is also proposing an increase in the percentage vote of authorized directors required to amend the Symmetricom Delaware Bylaws.

     Note: Implementation of this Proposal, if approved, is subject to the
     ----
approval of the Proposed Reincorporation.

Vote Required for Proposal No. Six

     To be adopted, this Proposal requires the affirmative vote of a majority of the outstanding shares of Symmetricom California's common stock. An abstention or the failure of a broker or other nominee holder of shares to vote the shares they hold of record will have the same effect as a vote against this Proposal. This Proposal will be effectuated only if the Proposed Reincorporation is approved and implemented.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. SIX.

                               PROPOSAL NO. SEVEN
                         RATIFICATION OF APPOINTMENT OF
                       INDEPENDENT AUDITORS OF THE COMPANY

     Deloitte & Touche LLP, Certified Public Accountants, have been the independent auditors for the Company since 1976 and, upon recommendation of the Audit Committee of the Board of Directors, their reappointment as independent auditors for the 2002 fiscal year has been approved by the Board of Directors, subject to ratification by the shareholders.

     The Company has been advised by Deloitte & Touche LLP that neither it nor any of its members has had any relationship with the Company or any of its affiliates during the past three years other than as independent auditors. The Company has been advised that a representative of Deloitte & Touche LLP will be present at the Annual Meeting, will be available to respond to appropriate questions, and will be given an opportunity to make a statement if he or she so desires.

     The following table sets forth the aggregate fees billed or to be billed by Deloitte & Touche LLP for the following services during fiscal 2001:

                        Description of Services                               Fees
                        -----------------------                               ----
Audit fees(1)                                                            $      320,000
Financial information system design and implementation fees(2)           $           --
All other fees(3)                                                        $      168,083
Total                                                                    $      488,083
                                                                         ==============

(1) Audit Fees: represents the aggregate fees billed or to be billed for professional services rendered for the audit of our 2001 annual financial statements and for the review of the financial statements included in our quarterly reports during such period.

(2) Financial Information System Design and Implementation Fees: represents the aggregate fees billed for operating or supervising the operation of our information system or managing our local area network and/or designing or implementing a hardware or software system that aggregates data or generates information that is significant to the generation of our financial statements.

(3) Other Fees: represents the aggregate fees billed in fiscal 2001 for services other than audit and other than financial information system design and implementation including, for example, fees for tax services and registration.

Vote Required; Recommendation of the Board of Directors

     Although not required to be submitted for shareholder approval, the Board of Directors has conditioned its appointment of its independent auditors upon receiving the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting. In the event the shareholders do not approve the selection of Deloitte & Touche LLP, the appointment of independent auditors will be reconsidered by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2002 FISCAL YEAR.

                                OTHER INFORMATION

Section 16(A)  Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% shareholders were complied with.

Share Ownership By Principal Shareholders and Management

     The following table sets forth the beneficial ownership of Common Stock of the Company as of June 30, 2001 by:

     o all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock,

     o each of the officers named in the Summary Compensation Table (the "Named Executive Officers"),

     o    each director and

     o    all directors and executive officers as a group.

     A total of 23,583,382 shares of the Company's Common Stock were issued and outstanding as of July 31, 2001.

                                                                                  Shares           Approximate
                                                                               Beneficially          Percent
                             Name and Address                                     Owned               Owned
--------------------------------------------------------------------------     ------------        -----------
Dimensional Fund Advisors Inc. (1)
    1055 Washington Blvd.
    Stamford, CT 06901 .................................................         1,450,000            6.15
Thomas W. Steipp (2)....................................................           433,753             1.8
Frederick B. Stroupe (3)................................................           100,778               *
Dale A. Pelletier (4)...................................................            83,443               *
William D. Rasdal (11)..................................................            75,000               *
William Slater (5)......................................................            39,800               *
Richard W. Oliver (6)...................................................            34,100               *
Robert T. Clarkson (7)..................................................            28,750               *
Robert M. Neumeister (8)................................................            12,750               *
Krish A. Prabhu (9).....................................................            11,250               *
Richard N. Snyder (10)..................................................            11,250               *
All current directors and executive officers as a group (9 persons)                755,874             3.4

----------
 *   Less than one percent (1%)
(1) Based on information received from Dimensional Fund Advisors Inc. ("Dimensional"). Dimensional, an investment advisor registered under
     Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. These investment companies and investment vehicles own 1,450,000 shares, and Dimensional disclaims beneficial ownership of such securities.
(2) Includes 411,128 shares subject to options exercisable within 60 days of July 31, 2001
(3) Includes 98,868 shares subject to options exercisable within 60 days of July 31, 2001.
(4) Includes 67,385 shares subject to options exercisable within 60 days of July 31, 2001.
(5) Includes 37,500 shares subject to options exercisable within 60 days of July 31, 2001.
(6) Includes 31,250 shares subject to options exercisable within 60 days of July 31, 2001.
(7) Includes 3,750 shares subject to options exercisable within 60 days of July 31, 2001.
(8) Includes 11,250 shares subject to options exercisable within 60 days of July 31, 2001.
(9) Includes 11,250 shares subject to options exercisable within 60 days of July 31, 2001.
(10) Includes 11,250 shares subject to options exercisable within 60 days of July 31, 2001.
(11) Mr. Rasdal resigned in October 2000 and has no options exercisable within 60 days of July 31, 2001.

                         EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

         The following table sets forth compensation earned in the last three fiscal years by (i) the Company's Chief Executive Officer and (ii) the four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the fiscal year ended June 30, 2001.



                                                                                         Long-Term
                                                                                    Compensation Awards
                                                     Annual Compensation            --------------------
                                              ----------------------------------         Securities
                                                                    Other Annual         Underlying         All Other
                                               Salary     Bonus     Compensation          Options          Compensation
                                              --------  ---------   ------------    ---------------------  ------------
    Name and Principal Position      Year      ($)         ($)         ($)(1)             (#) (*)             ($)(2)
----------------------------------  ------    --------  ---------   ------------    ---------------------  ------------
Current Executive Officers
Thomas W. Steipp                     2001      343,846    440,538    112,000 (5)          200,000             500
   Chief Executive Officer           2000      309,186    347,418    112,000 (5)          150,000             500
                                     1999      257,407    208,848    170,926 (3)               --             500

Frederick B. Stroupe                 2001      230,192    154,558     69,477 (4)           45,000             500
   Executive Vice President and      2000      110,000         --    173,763 (4)           75,000             500
   General Manager                   1999      109,998        500    168,594 (4)           20,000             500

William Slater                       2001      206,731    139,423         --              150,000             500
   Chief Financial Officer and       2000           --         --         --                   --              --
   Secretary                         1999           --         --         --                   --              --

Dale A. Pelletier                    2001      204,615    138,577         --               40,001             500
   Senior Vice President,            2000      194,065    113,794         --               30,000             500
   Operations                        1999      184,408     33,381         --               15,000             500

Former Executive Officers

Maurice Austin (6)                   2001      158,654     17,760         --                   --             500
   Chief Financial Officer and       2000      177,884    136,394         --              300,000             500
   Secretary                         1999           --         --         --                   --              --

Murli M. Thirumale (7)               2001       51,346     17,334         --                   --             500
   Executive Vice President and      2000      149,279    275,515         --              270,000             500
   General Manager AccessMax         1999           --         --         --                   --              --
   Division

----------
 * Number of shares reflects a three-for-two forward stock dividend effected as of August 18, 2000.
(1) Excludes certain perquisites and other personal benefits, securities or property that, for any executive officer, in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such executive officer.
(2)  Represents Company matching 401(k) Plan contributions.
(3) Represents note forgiven, interest forgiven and other compensation, $100,000, $18,000 and $52,926, respectively.
(4)  Represents primarily commissions.
(5) Represents debt forgiven and interest forgiven, $100,000 and $12,000, respectively.
(6)  Mr. Austin resigned as an executive officer during fiscal year 2001.
(7)  Mr. Thirumale resigned as an executive officer during fiscal year 2001.

Employment Agreement with Thomas W. Steipp

     We have entered into an employment agreement with Thomas W. Steipp dated July 1, 2001 (the "Employment Agreement").

     The Employment Agreement ratifies Mr. Steipp's initial yearly base salary of $345,000 for the fiscal year ending June 30, 2001, and through December 31, 2001, subject to annual increases thereafter of no less than the percentage increase during the preceding calendar year as determined with reference to the United States Department of Labor and Bureau of Labor Statistics' Consumer Price Index for the San Francisco Metropolitan Area. Mr. Steipp is also entitled to participate in any medical, dental, long-term disability, life insurance, retirement, stock option or deferred compensation plans available to other employees or executives. The Employment Agreement also provides that Mr. Steipp shall participate in our Management Incentive Plan, the terms of which are determined each fiscal year by our Board of Directors. This makes Mr. Steipp eligible to earn up to 130% of his base salary as Incentive Compensation.

     The Employment Agreement renews annually and continues until the earlier of
(1) election by Mr. Steipp not to renew at least 60 days before December 31, 2001, and each anniversary thereof, or (2) termination of his employment by (i) the Board of Directors for cause following failure to cure after 30 days notice,
(ii) by the Board of Directors without cause, (iii) by Mr. Steipp for good reason, or (iv) upon Mr. Steipp's death or disability. Upon termination of employment without cause, or for good reason by Mr. Steipp, we are to pay Mr. Steipp the lump sum of an amount equal to his then annual base salary plus the amount of his target bonus for the prior year, to provide him with up to 18 months of Company paid medical, dental, and life insurance benefits, to immediately vest 1/3 of any of his unvested stock options or restricted stock, and to forgive any amounts due to us under loans outstanding to Mr. Steipp. The Employment Agreement further provides for a lump sum "gross-up" payment to Mr. Steipp equal to the total of federal and state taxes imposed upon the forgiveness of any such loans. In the event of a termination for cause or good reason, the Employment Agreement also provides that Mr. Steipp will not directly, or indirectly, attempt to recruit, induce or solicit any of our employees to leave his or her employment with us.

Option Grants In Last Fiscal Year

     The following table sets forth, as to the Named Executive Officers and certain information relating to stock options granted during fiscal year 2001. The number of shares reflects a three-for-two forward stock split effective as of August 18, 2000.




                                                          Individual Grants                         Potential Realizable
                                       ---------------------------------------------------------   Value at Assumed Annual
                                        Number of      % of Total                                   Rates of Stock Price
                                       Securities        Options          Exercise                 Appreciation for Option
                                       Underlying       Granted to        or Base                          Term (3)
                                         Options       Employees in        Price      Expiration   -----------------------
             Name                      Granted (#)    Fiscal Year (1)    ($/SH) (2)      Date        5% ($)       10% ($)
----------------------------------     -----------    ---------------    ----------   ----------   ----------   ----------
Current  Executive Officers
Thomas W. Steipp                          200,000           14.88       10.9167        8/07/10      1,373,091    3,479,682
William Slater                            150,000           11.16       11.8750        8/21/10      1,120,219    2,838,854
Dale A. Pelletier                          40,001            2.98       10.9167        8/07/10        274,625      695,954
Frederick B. Stroupe                       45,000            3.35       10.9167        8/07/10        308,945      782,928

----------

(1) The total number of shares subject to options granted to employees of the Company in fiscal 2001 was 1,343,957.
(2) The exercise price per share is equal to the closing price of the Company's Common Stock on the date of grant.
(3) The Potential Realizable Value is calculated based on the fair market value on the date of grant, which is equal to the exercise price of options granted in fiscal 2001, assuming that the stock appreciates in value from the date of grant until the end of the option term at the annual rate specified (5% and 10%). Potential Realizable Value is net of the option exercise price. The assumed rates of appreciation are specified in rules of the SEC, and do not represent the Company's estimate or projection of future stock price. Actual gains, if any, resulting from stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock, overall stock market conditions, as well as the option holders' continued employment through the exercise/ vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year End Option
Values

     The following table provides information with respect to option exercises in fiscal 2001 by the Named Executive Officers and the value of such officers' unexercised options at the close of business on June 30, 2001. The table reflects a three-for-two forward stock dividend effected as of August 18, 2000.

                                Shares                        Number of Securities              Value of Unexercised
                               Acquired                  Underlying Unexercised Options        In-the-Money Options
                                  on                          at Fiscal Year End (#)          at Fiscal Year End ($) (1)
                               Exercise      Value       ------------------------------     -----------------------------
         Name                    (#)      Realized ($)    Exercisable    Unexercisable      Exercisable     Unexercisable
---------------------------    --------   ------------   ------------    --------------     -----------     -------------
Current Executive Officers
Thomas W. Steipp                92,000      1,251,813       351,751          281,250          3,404,341        1,460,204
William Slater                      --             --            --          150,000                 --          414,750
Dale A. Pelletier               37,263        500,050        54,105           62,373            544,892          357,639
Frederick B. Stroupe            38,200        517,532        81,056           93,748            792,081          612,430

Former Executive Officers
Maurice Austin (2)             100,002      1,106,536            --               --                 --               --
Murli M. Thirumale (3)          67,500        629,471            --               --                 --               --

----------
(1) Market value of the underlying securities is based on the closing price of $14.6400 of the Company's Common Stock on June 30, 2001.

(2)  Mr. Austin resigned August 2000.
(3)  Mr. Thirumale resigned September 2000.

Change of Control Agreement of Thomas W. Steipp

     Effective July 1, 2001, we have entered into a change of control agreement with Thomas W. Steipp. This agreement provides in pertinent part that if Mr. Steipp's employment terminates under specified circumstances within 24 months following a change of control of the Company, then we, or the company with which we merge, must (1) pay Mr. Steipp a lump sum equal to three times the sum of his base salary then in effect and 100% of his target bonus for the prior year, (2) immediately and fully vest his outstanding stock options or shares of stock subject to a restricted stock purchase agreement, and (3) cover his medical, dental, and life insurance for up to 18 months. The above rights are triggered by a termination of Mr. Steipp within 24 months following a change of control of the Company where such termination results from: (i) an involuntary termination by the Company without cause, (ii) death or disability, or (iii) a voluntary termination by Mr. Steipp for good reason. Good reason includes a significant reduction in authority or duties, the relocation of Mr. Steipp's principal place of employment more than 30 miles from his current residence, or a reduction in the base salary, incentive compensation, equity compensation, or other benefits received prior to the change of control.

     The change of control agreement further provides for "gross up" payments to Mr. Steipp in the event he is subject to the tax code's excise tax on so-called "excess parachute payments." For purposes of this agreement, a change of control includes (1) the sale or disposition of all, or substantially all, of our assets; (2) any transaction or series of transactions by which a person or entity comes to hold 45% or more of our common stock, unless such entity is one of our subsidiaries, an entity formed by us to hold such securities, or one of our employee stock ownership plans; (3) certain changes in the composition of our Board of Directors occurring within a two-year period; or (4) a merger or consolidation in which Symmetricom shareholders immediately before the transaction own less then 55% of the outstanding voting securities of the surviving entity, or its parent, immediately after the transaction.

                              CERTAIN TRANSACTIONS

     Relocation Loans to and Agreement with Thomas W. Steipp. In March 1998, in connection with his acceptance of employment with the Company and the related relocation of his personal residence, Mr. Steipp borrowed $400,000 from the Company pursuant to a Promissory Note Secured by Deed of Trust bearing interest at the rate of 6% per year (the "Interest Bearing Note") and $500,000 pursuant to a separate Promissory Note Secured by Deed of Trust that is interest free (the "Interest Free Note"). By their terms both the Interest Bearing Note and the Interest Free Note become fully due and payable upon the earliest to occur of: (i) five days after Mr. Steipp's voluntary resignation or termination for good cause; (ii) 360 days after Mr. Steipp's termination by the Company without good cause; (iii) the date of transfer of Mr. Steipp's principal residence, under certain circumstances; or (iv) March 25, 2008. The Interest Free Note is secured by a first deed of trust on Mr. Steipp's principal residence, and the Interest Bearing Note is secured by a second deed of trust on Mr. Steipp's principal residence.

     The principal and interest on the Interest Bearing Loan has been forgiven at the end of June 2001. The Interest Free Note does not provide for such forgiveness.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The Compensation Committee is currently comprised of three independent, non-employee directors who have no interlocking relationships, as defined by the Securities and Exchange Commission. As part of its duties, the Compensation Committee reviews compensation levels of the executive officers and evaluates their performance. The Compensation Committee also administers the Company's stock option plans. In connection with such duties, the Compensation Committee determines base salary levels and short-term incentive bonus programs for the Company's executive officers at or about the start of the fiscal year, and determines actual bonuses after the end of such fiscal year based upon the achievement of Company or subsidiary profit levels. The Compensation Committee also determines stock option awards to executives throughout the year.

     The Company's executive pay programs are designed to attract and retain executives who will contribute to the Company's long-term success, to reward executives for achieving both short and long-term strategic Company goals, to link executive and shareholder interest through equity-based plans, and to provide a compensation package that recognizes individual contributions and Company performance. A substantial portion of each executive's total compensation is intended to be variable and to relate to and be contingent upon the achievement of Company or subsidiary profit levels.

     The three key components of the Company's executive compensation program in fiscal 2001 were base salary, short-term incentives, represented by the Company's annual bonus program, and long-term incentives, represented by the Company's stock programs. The Company also provides benefits to its executives to provide for health, welfare and security needs, as well as for executive efficiency. The Company's policies with respect to the three principal elements of its executive compensation program, as well as the basis for the compensation awarded to Thomas W. Steipp, the Company's present Chief Executive Officer is discussed below.

Base Salary

     Base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions for high technology companies. The Compensation Committee considers not only the achievement of corporate and business unit financial and strategic goals, but also individual performance, including managerial effectiveness, teamwork and customer satisfaction. Base salaries of executive officers in fiscal 2001 were set at levels comparable to levels at other companies in the technology sector to help the Company attract and retain highly talented individuals in an increasingly competitive market, and in a period in which the Company has experienced substantial fluctuations in its stock price.

Annual Bonus Program

     At the beginning of the fiscal year, the Compensation Committee determined maximum annual incentive bonus payments based on profit targets compared to fiscal 2001. Following the end of the 2001 fiscal year, the Compensation Committee determined the amount of the annual incentive payments for each executive officer based on its evaluation of the achievement of the profit target set for the Company. The Compensation Committee's philosophy is to set high profit targets, and to make each executive officer's maximum incentive bonus payout target high in relation to such executive officer's salary and in comparison with other high technology companies, in order to obtain significant linkage between overall executive compensation and the achievement of the applicable profit.

Equity-Based Compensation

     Under the Company's Employee Stock Plan, stock options may be granted to executive officers and other key employees of the Company. The size of stock option awards is based primarily on an individual's performance and the individual's responsibilities and position with the Company, as well as on the individual's present outstanding vested and unvested options. Options are designed to align the interests of executive officers with those of shareholders. Stock options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and current grants generally vest over three years, subject to the Compensation Committee's discretion to vary the vesting schedule. This approach is designed to encourage the creation of shareholder value over the long term since no benefit is realized from the stock option grant unless the price of the Common Stock rises over a number of years.

     In addition to the Employee Stock Plan, all eligible employees of the Company, including executive officers, may participate in a payroll deduction Employee Stock Purchase Plan pursuant to which Common Stock of the Company may be purchased at the end of each six-month offering period, at a purchase price equal to 85% of its fair market value at the beginning or ending of such offering period, whichever is lower.

Compensation of the Chief Executive Officer

     The Compensation Committee meets without the Chief Executive Officer present to evaluate his performance. The Chief Executive Officer's base salary and annual incentive bonus were determined based on a number of factors, including comparative salaries of chief executive officers of similar performance high technology companies, and the Company's performance in fiscal 2001, as well as targets for fiscal 2001. Mr. Steipp's base salary for fiscal 2001 was set at levels competitive with industry standards consistent with the Compensation Committee's philosophy set forth above in "Base Salary." Mr. Steipp received an incentive bonus of $440,538 for fiscal 2001. Mr. Steipp received options to purchase 200,000 shares of Common Stock during fiscal year 2001.

                                          By the Members of the Stock Option and
                                          Compensation Committee

                                          Robert T. Clarkson
                                          Robert M. Neumeister
                                          Krish A. Prabhu

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended June 30, 2001, which include the consolidated balance sheets of the Company as of June 30, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three years for the period ended June 30, 2001, 2000 and 1999 and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review with Management

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company's audited financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

Review and Discussion with Independent Auditors

     The Audit Committee has discussed with Deloitte and Touche LLP, the Company's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     The Audit Committee discussed with the independent auditors the overall scope and plans for their audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Conclusion

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company's independent auditors.

                                           By the Members of the Audit Committee

                                           Robert T. Clarkson
                                           Robert M. Neumeister
                                           Richard N. Snyder

                          COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total shareholders' return on the Company's Common Stock for the last five fiscal years with the total return on the S&P 500 Index and the S&P Technology Sector over the same period (assuming the investment of $100 in the Company's Common Stock, the S&P 500 Index and the S&P High Technology--Composite Index, and reinvestment of all dividends).

                                PERFORMANCE GRAPH
                                SYMMETRICOM, INC.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                   AMONG SYMMETRICOM, INC., THE S&P 500 INDEX
                          AND THE S&P TECHNOLOGY INDEX

                             [GRAPHIC APPEARS HERE]

                                                                         Cumulative Total Return
                                                   -----------------------------------------------------------------------
                                                        6/96        6/97        6/98        6/99        6/00        6/01
SYMMETRICOM, INC.                                     100.00      106.48       44.44       60.19      187.04      162.66
S&P 500                                               100.00      134.70      175.33      215.22      230.83      196.59
S&P TECHNOLOGY SECTOR                                 100.00      152.02      204.25      337.00      487.03      239.65

* $100 INVESTED ON 6/30/96 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING JUNE 30.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your stock be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date and return the accompanying Proxy as promptly as possible in the postage-paid envelope enclosed for that purpose.

     Any person who was a beneficial owner of common stock on the record date for the 2001 Annual Meeting may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, filed with the Securities and Exchange Commission without charge (except for exhibits to such annual report which will be furnished upon payment of the Company's reasonable expenses in furnishing such exhibits). The request for such materials should identify the person making the request as a shareholder of the Company as of the record date and should be directed to Investor Relations, Symmetricom, Inc., 2300 Orchard Parkway, San Jose, CA 95131-1017.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ WILLIAM SLATER

                                            William Slater
                                            Corporate Secretary

Dated: October 4, 2001

                                   APPENDIX A

                                SYMMETRICOM, INC.
                             AUDIT COMMITTEE CHARTER
                             -----------------------

I.        PURPOSE

          The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's financial information, the system of internal controls and the Company's audit process. The Audit Committee's primary duties and responsibilities shall be:

          . Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

          . Overseeing that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company;

          . Overseeing that management has established and maintained processes to assure compliance by the Company with Company policy;

          . Reviewing and appraising the audit efforts of the Company's independent accountants and the internal audit function;

          . Providing an open avenue of communication among the independent accountants, financial and senior management, the internal audit function and the Board of Directors.


II.       COMPOSITION

          The Audit Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be an independent director. A third director shall be elected to the Audit Committee by June 14, 2000. All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member of the Committee shall have accounting or related financial management expertise.


III.      RESPONSIBILITIES AND DUTIES

          The Audit Committee shall have the following specific powers and duties:

          1. Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

          2.   Creating an agenda for the ensuing year;

          3. Reviewing the performance of the independent accountants, making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants and overseeing the independence of the accountants;

          4. Conferring with the independent accountants and the internal audit function concerning the scope of their examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent accountants' annual engagement letter; reviewing and approving the Company's internal audit charter, annual audit plans and budget; directing the special attention of the audit function to specific matters or areas deemed by the Committee or the audit function to be of special significance; and authorizing the audit function to perform such supplemental reviews or audits as the Committee may deem desirable;

          5. Reviewing with management, the independent accountants and internal audit function significant risks and exposures, audit activities and significant audit findings;

          6. Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

          7. Reviewing the nature and extent of any significant changes in accounting principles or the application therein;

          8. Reviewing the adequacy of the Company's systems of internal control;

          9. Obtaining from the independent accountants and the internal audit function their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

          10. Providing an independent, direct communication between the Board of Directors, the internal audit function and independent accountants;

          11. Reviewing the programs of the Company designed to ensure compliance with Company policy and monitoring the results of these compliance efforts;

          12. Reporting through its Chairman to the Board of Directors following the meetings of the Audit Committee;

          13. Maintaining minutes or other records of meetings and activities of the Audit Committee;

          14. Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

          15. Conducting or authorizing investigations into any matters with the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation;

          16. Considering such matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

                                   APPENDIX B

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

     This Agreement and Plan of Merger (this "Agreement"), dated as of November
                                              ---------
[XX], 2001, by and between Symmetricom, Inc., a California corporation (the
 --
"California Company"), and Symmetricom, Inc., a Delaware corporation (the
 ------------------
"Delaware Company"), is made with reference to the following facts:
 ----------------

     A. The California Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and, on the date of this Agreement, has authority to issue One Hundred Fifty Million
                                          -------------------------
(150,000,000) shares of common stock, no par value ("California Common Stock"),
 -----------                                         -----------------------
and Five Hundred Thousand (500,000) shares of preferred stock, no par value, of
    ---------------------  -------
which Two Hundred Thousand (200,000) shares have been designated Series A
      --------------------  -------
Participating Preferred Stock.

     B. On the date of this Agreement, the California Company had issued and outstanding [X,XXX,XXX] shares of California Common Stock, options to acquire
             ---------
[X,XXX,XXX] shares of California Common Stock, and no shares of preferred stock.
 ---------

     C. The Delaware Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and, on the date of this Agreement, has authority to issue Seventy Million (70,000,000) shares of
                                       ---------------  ----------
common stock, $0.0001 par value per share ("Delaware Common Stock"), and Five
                                            ---------------------        ----
Hundred Thousand (500,000) shares of preferred stock, $0.0001 par value per
----------------  -------
share ("Delaware Preferred"), of which Two Hundred Thousand (200,000) shares
        ------------------             --------------------  -------
have been designated Series A Participating Preferred Stock.

     D. The Delaware Company currently has One Hundred (100) shares of Delaware
                                           -----------  ---
Common Stock issued and outstanding, all of which are owned by the California Company.

     E. The respective Boards of Directors of the California Company and the Delaware Company have determined that it is advisable and in the best interests of each such corporation that the California Company be merged with and into the Delaware Company upon the terms and subject to the conditions provided in this Agreement for the purpose of effecting a reincorporation of the California Company in the State of Delaware and have, by resolutions duly adopted, approved this Agreement and directed that it be submitted to a vote of their respective shareholders and executed by the undersigned officers.

     NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE 1
                                    ---------
                                   Definitions
                                   -----------

     When used in this Agreement, the following terms shall have the following meanings, respectively:

     1.1 "California Law" shall mean the California Corporations Code as
          --------------
currently in effect on the date of this Agreement.

     1.2 "Delaware Law" shall mean the Delaware General Corporation Law as
          ------------
currently in effect on the date of this Agreement.

     1.3 "Effective Time" shall mean the date and time when the Merger shall
          --------------
have become effective, in accordance with Section 2.2 below.

     1.4 "Merger" shall mean the merger of the California Company with and into
          ------
the Delaware Company.

     1.5 "Rights Plan" shall mean the shareholder rights plan implemented by the
          -----------
California Company pursuant to the terms of that certain Rights Agreement, dated as of August 9, 2001, by and between the California Company and Mellon Investor Services LLC.

     1.6 "Surviving Corporation" shall mean the Delaware Company from and after
          ---------------------
the Effective Time.

                                    ARTICLE 2
                                    ---------
                                     Merger
                                     ------

     2.1 Filings. The Merger shall become effective when the following actions
         -------
shall have been completed:

     (a) This Agreement and the Merger shall have been adopted and approved by the sole stockholder of the Delaware Company and the shareholders of the California Company;

     (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

     (c) An executed Certificate of Merger (in the form attached hereto as Exhibit A, the "Certificate of Merger") shall have been filed with the Secretary
---------       ---------------------
of State of the State of Delaware. Following the filing with the Secretary of State of the State of Delaware, an executed counterpart of this Agreement, along with a certificate (substantially in the form attached hereto as Exhibit B-1 or
                                                                 --------------
B-2, as applicable) of a duly authorized officer of both the California Company
---
and the Delaware Company, each meeting the requirements of California Law, shall be submitted for filing with the Secretary of State of the State of California.

     2.2 Merger Effectiveness. The Merger shall become effective for all
         --------------------
purposes under Delaware Law when proper documentation has been filed with the Secretary of State of the State of Delaware in accordance with Section 2.1 above. The Merger shall become effective for purposes under California Law as of the time the Merger becomes effective in Delaware (although proper documentation will promptly be filed with the Secretary of State of the State of California in accordance with Section 2.1 above).

     2.3 Effects. At the Effective Time:
         -------

     (a) the California Company shall be merged with and into the Delaware Company and the separate existence of the California Company shall cease;

     (b) the Amended and Restated Certificate of Incorporation of the Delaware Company (a current draft of which is attached hereto as Exhibit C, the
                                                        ---------
"Certificate of Incorporation") in effect at the Effective Time shall continue
 ----------------------------
as the Certificate of Incorporation of the Surviving Corporation;

     (c) the Bylaws of the Delaware Company (a current draft of which is attached hereto as Exhibit D, the "Bylaws") in effect at the Effective Time
                   ---------       ------
shall continue as the Bylaws of the Surviving Corporation;

     (d) the Board of Directors of the Surviving Corporation shall be comprised of: Thomas W. Steipp [(Class III)], Richard W. Oliver [(Class III)], Robert T. Clarkson [(Class I)], Robert M. Neumeister, Jr. [(Class II)], Krish A. Prabhu [(Class II)] and Richard N. Snyder [(Class I)];

     (e) each officer of the California Company in office immediately prior to the Effective Time shall become an officer in the same capacity of the Surviving Corporation;

     (f) the shares of California Common Stock outstanding immediately prior to the Effective Time shall be converted into shares of Delaware Common Stock pursuant to Article 3 below, with an amount equal to the par value of the Delaware Common Stock to be allocated to the stated capital account of the Delaware Company, and all amounts in excess of such amount shown on the books of the California Company to be allocated to retained earnings or the capital surplus account, in accordance with good accounting practice; and

     (g) without further transfer, act or deed, the separate existence of the California Company shall cease and the Surviving Corporation shall possess all of the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of the California Company; and each and all of the rights, privileges, powers and franchises of the California Company, and all property, real, personal and mixed, and all debts due to the California Company on whatever account, stock subscriptions and other things in action or belonging to the California Company shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and each and every other interest of the California Company shall be thereafter as effectually the property of the Surviving Corporation as they were of the California Company; and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in the California Company shall not revert or be in any way impaired by reason of the Merger; and all rights of creditors of the California Company and all liens upon any property of the California Company shall be preserved unimpaired; and all debts, liabilities and duties of the California Company shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     2.4 Further Assurances. The California Company agrees that if, at any time
         ------------------
after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances are necessary or desirable to vest, perfect or confirm in the Surviving Corporation title to any property or rights of the California Company, the Surviving Corporation and its proper officers and directors may execute and deliver all such proper deeds, assignments and assurances and do all other things necessary or desirable to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement, in the name of the California Company or otherwise.

                                   ARTICLE 3
                                   ---------
                              Conversion of Shares
                              --------------------

     3.1 Conversion of Shares. At the Effective Time:
         --------------------

     (a) each share of California Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) share of Delaware Common Stock; and

     (b) each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and retired and no shares shall be issued in the Merger in respect thereof.

     3.2 Stock Certificates. At and after the Effective Time, all of the
         ------------------
outstanding certificates which immediately prior to the Effective Time represent shares of California Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, the shares of Delaware Common Stock into which such shares formerly represented by such certificates have been converted as provided in this Agreement. The registered owner on the books and records of the Delaware Company or its transfer agents of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Delaware Company or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of stock evidenced by such outstanding certificate as above provided.

     3.3 Stock Purchase Option Plans. Each right or option to purchase shares of
         ---------------------------
capital stock of the California Company granted under the California Company's Amended and Restated Non-Qualified Stock Option Plan (1982), 1990 Director Option Plan, 1990 Employee Stock Plan, 1994 Employee Stock Purchase Plan, and any other equity incentive plan of the California Company (the "Stock Plans"),
                                                                -----------
or granted irrespective of and not in connection with the Plans, which is outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right or option to purchase the same number of shares of Delaware Common Stock at the same price per share. The same number of shares of Delaware Common Stock shall be reserved for purposes of the Plans as are equal to the number of shares of California Common Stock so reserved as of the Effective Time.

     3.4 Rights Plan. Without limiting and in furtherance of Section 2.3 above,
         -----------
the Rights Plan shall, upon the Effective Time, be assumed by the Delaware Company. Each right issued in connection with the Rights Plan which is attached to each share of California Common Stock immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right, with the same powers and privileges, attached to each share of Delaware Common Stock. The same number of shares of Series A Participating Preferred Stock, par value $0.0001 per share, of the Delaware Company shall be reserved for issuance under the Rights Plan (as assumed) as the number of shares of the California Company's Series A Participating Preferred Stock, no par value, so reserved by the California Company as of the Effective Time.

     3.5 Validity of Delaware Stock. All shares of Delaware Common Stock into
         --------------------------
which California Common Stock is to be converted pursuant to the Merger shall not be subject to any statutory preemptive rights, shall be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to such California Common Stock.

     3.6 Rights of Former Holders. From and after the Effective Time, no holder
         ------------------------
of certificates which evidenced California Common Stock immediately prior to the Effective Time shall have any rights with respect to the shares formerly evidenced by those certificates, other than to receive the shares of Delaware Common Stock into which such shares shall have been converted pursuant to the Merger.

                                    ARTICLE 4
                                    ---------
                 Covenants To Be Performed Prior to Closing Date
                 -----------------------------------------------

     4.1 Consents. Each of the California Company and the Delaware Company shall
         --------
use its best efforts to obtain the consent and approval of each person whose consent or approval shall be required in order to permit consummation of the Merger.

     4.2 Governmental Authorizations. Each of the California Company and the
         ---------------------------
Delaware Company shall cooperate in filing any necessary reports or other documents with any federal, state, local or foreign authorities having jurisdiction with respect to the Merger.

                                    ARTICLE 5
                                    ---------
                                   Conditions
                                   ----------

     The obligations of the California Company and the Delaware Company to consummate the Merger are subject to satisfaction of the following conditions:

     5.1 Authorization. The holders of a majority of the California Common Stock
         -------------
shall have approved and adopted this Agreement and the Merger in accordance with California Law. All necessary action shall have been taken to authorize the execution, delivery and performance of this Agreement by the California Company and the Delaware Company. The California Company and the Delaware Company shall have full power and authority to consummate the Merger.

     5.2 Consents and Approvals. All authorizations, consents and approvals
         ----------------------
(contractual or otherwise) of any state, federal, local or foreign government agency, regulatory body or official or any person (other than the California Company or the Delaware Company) necessary for the valid consummation of the Merger in accordance with this Agreement shall have been obtained and shall be in full force and effect.

                                    ARTICLE 6
                                    ---------
                                  Miscellaneous
                                  -------------

     6.1 Waiver and Amendment. This Agreement may be amended by action of the
         --------------------
respective Boards of Directors of the California Company and the Delaware Company without action by the respective shareholders and stockholder of the parties, except that (i) any amendments to Section 3.1 above, (ii) any amendment changing the terms, rights, powers or preferences of Delaware Common Stock or
(iii) any amendment altering any terms of this Agreement, if such alteration would adversely affect the holders of any class or series of the capital stock of the California Company or the Delaware Company, must be approved by the holders of a majority of the California Common Stock.

     6.2 Termination; Abandonment. This Agreement may be terminated and the
         ------------------------
Merger and other transactions provided for by this Agreement abandoned at any time prior to the Effective Time, whether before or after adoption and approval of this Agreement by the shareholders of the California Company, by action of the Board of Directors of the California Company if the Board determines that the consummation of the transactions contemplated by this Agreement would not, for any reason, be in the best interests of the California Company and its shareholders.

     6.3 Entire Agreement. This Agreement contains the entire agreement among
         ----------------
the parties with respect to the Merger and supersedes all prior and concurrent arrangements, letters of intent or understandings relating to the Merger.

     6.4 Counterparts. This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be an original, but all of which when taken together shall constitute one and the same agreement. This Agreement shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the parties.

     6.5 Headings. The article, section and paragraph headings in this Agreement
         --------
are intended principally for convenience and shall not, by themselves, determine rights and obligations of the parties to this Agreement.

     6.6 No Waiver. No waiver by any party of any condition, or the breach of
         ---------
any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other term or covenant contained in this Agreement.

     6.7 Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of Delaware, and so far as applicable, the merger provisions of the California Corporations Code.

     6.8 Approval of the California Company as the Sole Stockholder of the
         -----------------------------------------------------------------
Delaware Company. By its execution and delivery of this Agreement, the
----------------
California Company, as the sole stockholder of the Delaware Company, consents to, approves and adopts this Agreement and approves the Merger, subject to the approval and adoption of this Agreement by the holders of a majority of the shares of the California Common Stock, pursuant to Section 5.1. The California Company agrees to execute such instruments as may be necessary or desirable to evidence its approval and adoption of this Agreement and the Merger as the sole stockholder of the Delaware Company.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                       SYMMETRICOM, INC.,
                                       a California corporation

                                       By:

                                       Its:



                                       SYMMETRICOM, INC.,
                                       a Delaware corporation

                                       By:

                                       Its:

                                    EXHIBIT A
                                    ---------
                            CERTIFICATE OF MERGER OF

     SYMMETRICOM, INC.            WITH AND INTO            SYMMETRICOM, INC.
(a California corporation)                             (a Delaware corporation)

     The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:

     FIRST: The name and state of incorporation of each of the constituent corporations in the merger (the "Constituent Corporations") are as follows:
                                 ------------------------

        Name                                  State of Incorporation
        ----                                  ----------------------
        Symmetricom, Inc.                     California
        Symmetricom, Inc.                     Delaware

     SECOND: An Agreement and Plan of Merger dated as of [XXXXX XX], 2001 (the
                                                                --
"Merger Agreement") among Symmetricom, Inc., a California corporation
 ----------------
("California Company"), and Symmetricom, Inc., a Delaware corporation and a
  ------------------
wholly owned subsidiary of California Company ("Delaware Company"), has been
                                                ----------------
approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with the requirements of Section 252 of the General Corporation Law of the State of Delaware.

     THIRD: Delaware Company shall be the surviving corporation of the merger (the "Surviving Corporation").
      ---------------------

     FOURTH: The Amended and Restated Certificate of Incorporation of Delaware Company shall be the certificate of incorporation of the Surviving Corporation.

     FIFTH: The executed Merger Agreement is on file at an office of the Surviving Corporation located at 2300 Orchard Parkway, San Jose, California 95131-1017, a copy of which will be furnished by the Surviving Corporation, upon request and without cost, to any stockholder of either Constituent Corporation.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed on this [____] day of [__________], 2001.

                                                   SYMMETRICOM, INC.
                                                   (a Delaware corporation)



                                                   By: Thomas W. Steipp
                                                   Its:Chief Executive Officer

ATTEST:

By:      William Slater
Its:     Secretary

                                   EXHIBIT B-1
                                   -----------

                               SYMMETRICOM, INC.,
                            a California corporation

                        OFFICERS' CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

Thomas W. Steipp and William Slater hereby certify that:

1. They are the Chief Executive Officer and Secretary, respectively, of Symmetricom, Inc., a California corporation (the "Corporation").
                                                       -----------

2. The Agreement and Plan of Merger in the form attached was duly approved by the board of directors of the Corporation.

3. The Corporation is authorized to issue two classes of stock designated "Preferred Stock" and "Common Stock," respectively. The total number of outstanding shares of the Corporation is [X,XXX,XXX] shares of Common Stock.

4. The shareholder approval was by the vote of a number of shares which equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding shares of Common Stock.

     We hereby declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated:  [________ __, 2001]


                                              Thomas W. Steipp
                                              Chief Executive Officer



                                              William Slater
                                              Secretary

                                   EXHIBIT B-2
                                   -----------

                               SYMMETRICOM, INC.,
                             a Delaware corporation

                        OFFICERS' CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

Thomas W. Steipp and William Slater hereby certify that:

1. They are the Chief Executive Officer and Secretary, respectively, of Symmetricom, Inc., a Delaware corporation (the "Corporation").
                                                     -----------

2. The Agreement and Plan of Merger in the form attached was duly approved by the board of directors and shareholders of the Corporation.

3. The total number of outstanding shares of the Corporation is 100 shares of Common Stock.

4. The shareholder approval was by the vote of a number of shares which equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding shares of Common Stock.

         We hereby declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated:  [___________ __, 2001]


                                          ______________________________________
                                          Thomas W. Steipp
                                          Chief Executive Officer


                                          ______________________________________
                                          William Slater
                                          Secretary

                                   APPENDIX C

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                -------------------------------------------------

                                       OF

                                SYMMETRICOM, INC.

     Symmetricom, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     A. The corporation was originally incorporated as Symmetricom, Inc. pursuant to a Certificate of Incorporation of the corporation filed with the Secretary of State of the State of Delaware on August 1, 2001.

     B. This Amended and Restated Certificate of Incorporation (i) has been duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the Delaware General Corporation Law by the Board of Directors and stockholders of the corporation and (ii) restates, integrates and further amends the provisions of the Certificate of Incorporation of the corporation.

     C. The text of the Certificate of Incorporation as heretofore amended or supplemented is hereby amended and restated in its entirety, effective as of the effective date of this filing, to read as follows:

                                   ARTICLE I

     The name of the corporation is Symmetricom, Inc.

                                   ARTICLE II

     The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

     The nature of the business or purposes to be conducted or promoted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or hereafter may be amended.

                                   ARTICLE IV

     A. Classes of Stock. The total number of shares of all classes of capital stock that the corporation shall have authority to issue is Seventy Million Five
                                                            --------------------
Hundred Thousand (70,500,000), of which Seventy Million (70,000,000) shares with
----------------  ----------            ---------------  ----------
par value of one hundredth of one cent ($.0001) each shall be Common Stock (the "Common Stock") and Five Hundred Thousand (500,000) shares with a par value of
 ------------       ---------------------  -------
one hundredth of one cent ($.0001) each shall be Preferred Stock (the "Preferred
                                                                       ---------
Stock"). The number of authorized shares of Common Stock or Preferred Stock may
-----
be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such Preferred Stock holders is required pursuant to the provisions established by the Board of Directors of the corporation (the "Board of Directors").
                                   ------------------

     B. Preferred Stock. The Preferred Stock may be issued in any number of
        ---------------
series, as determined by the Board of Directors. The rights, preferences, privileges and restrictions granted to and imposed on the "Series A Participating Preferred Stock" (the "Series A Participating Preferred Stock"),
                                     --------------------------------------
which series shall consist of Two Hundred Thousand (200,000) shares, are as set
                              --------------------  -------
forth on Annex A attached hereto. The Board of Directors is expressly authorized
         -------
to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of the series then outstanding) the number of shares of any series of Preferred Stock (including, without limitation, the Series A Participating Preferred Stock) at any time including after the issuance of shares of that series and, at any time prior to the issuance of shares of that series (including, without limitation, the Series A Participating Preferred Stock), to amend by resolution the voting powers, designation, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status of authorized but unissued shares of Preferred Stock.

     C. Common Stock.
        -------------

     1. Relative Rights of Preferred Stock and Common Stock. All preferences,
        ---------------------------------------------------
voting powers, relative, participating, optional or other special rights and privileges, and all qualifications, limitations, or restrictions, of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

     2. Voting Rights. Except as otherwise required by law or this Amended and
        -------------
Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.

     3. Dividends. Subject to the preferential rights of the Preferred Stock,
        ---------
the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

     4. Dissolution, Liquidation or Winding Up. In the event of any dissolution,
        --------------------------------------
liquidation or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Amended and Restated Certificate of Incorporation, to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

                                   ARTICLE V

     In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

     A. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     B. The books of the corporation may be kept at such place within or without the State of Delaware as the by-laws of the corporation may provide or as may be designated from time to time by the Board of Directors.

                                   ARTICLE VI

     A. Number of Directors. The authorized number of directors of the
        -------------------
corporation shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors at any regular or special meeting of such Board, within any limits prescribed in the by-laws of the corporation.

     B. Vacancies. Except as otherwise provided for or fixed pursuant to the
        ---------
provisions of Article IV of this Amended and Restated Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect directors, and subject to the provisions hereof, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or another cause may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall, if applicable, hold office for the remainder of the full term of the class of directors in which the new directorship was created or in which the vacancy occurred, and in any event until such director's successor shall have been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity. Subject to the provisions of this Amended and Restated Certificate of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

                                  ARTICLE VII

     A. Limitation on Liability. A director of the corporation shall not be
        -----------------------
personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to the corporation or its stockholders;
(2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the Delaware General Corporation Law; or (4) for any transaction from which the director derived an improper personal benefit.

     If the Delaware General Corporation Law hereafter is amended to further eliminate or limit the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law.

     B. Indemnification. Each person who is or is made a party or is threatened
        ---------------
to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in the second paragraph of this section, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the corporation for any expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this section or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

     If a claim under the first paragraph of this section is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Amended and Restated Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

     C. Insurance. The corporation may maintain insurance, at its expense, to
        ---------
protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     D. Repeal and Modification. Any repeal or modification of the foregoing
        -----------------------
provisions of this Article shall not adversely affect any right or protection of any director, officer, employee or agent of the corporation existing at the time of such repeal or modification.

     E. Other Indemnification. To the fullest extent permitted by applicable
        ---------------------
law, the corporation is authorized to provide indemnification of (and advancement of expenses to) agents of the corporation (and any other persons to which Delaware law permits the corporation to provide indemnification) through by-law provisions, agreements with such directors, officers, employees and agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory) with respect to actions for breach of duty to the corporation, its stockholders and others.

                                  ARTICLE VIII

     In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly empowered to adopt, amend or repeal the by-laws of the corporation.

                                   ARTICLE IX

     The corporation shall not be subject to the provisions of Section 203 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation, constituting the acknowledgement of the undersigned, under the penalties of perjury, that this Amended and Restated Certificate of Incorporation is the act and deed of the corporation and that the facts stated herein are true, as of this __th day of ______, 2001.

                                      SYMMETRICOM, INC.



                                      By:
                                          William Slater
                                          Chief Financial Officer and Secretary

                                     ANNEX A
                                     -------

                    THE RIGHTS, PREFERENCES AND RESTRICTIONS
                                       OF
                     SERIES A PARTICIPATING PREFERRED STOCK

     1. Designation and Amount. The number of shares constituting the Series A
        ----------------------
Participating Preferred Stock shall be Two Hundred Thousand (200,000). Such
                                       --------------------  -------
number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Participating Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the corporation.

     2. Dividends and Distributions.
        ---------------------------

     (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock in preference to the holders of shares of Common Stock and any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock in an amount per share (rounded to the nearest cent) equal to the greater of (a) $25.00 or, (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock. In the event the corporation shall at any time (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, by reclassification or otherwise, then in each such case the amount to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The corporation shall declare a dividend or distribution on the Series A Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $25.00 per share on the Series A Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

     3. Voting Rights. The holders of shares of Series A Participating Preferred
        -------------
Stock shall have the following voting rights:

     (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the corporation. In the event the corporation shall at any time (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock into a greater number of shares or (iii) combine the outstanding Common Stock into a smaller number of shares, by reclassification or otherwise, then in each such case the number of votes per share to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such event.

     (B) Except as otherwise provided herein, in the certificate of incorporation or by-laws of the corporation, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock and any other capital stock of the corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the corporation.

     (C) (i) If at any time dividends on any Series A Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series A Participating Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two members of the Board of Directors in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of Directors of this corporation shall, as soon as may be practicable, call a special meeting of holders of Series A Participating Preferred Stock for the purpose of electing such members of the Board of Directors. Said special meeting shall in any event be held within 45 days of the occurrence of such arrearage.

         (ii) During any period when the holders of Series A Participating Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two Directors, then and during such time as such right continues (a) the then authorized number of Directors shall remain increased by two, and the holders of Series A Participating Preferred Stock, voting as a separate series, shall remain entitled to elect the additional Directors so provided for, and (b) each such additional Director shall not be a member of any existing class of the Board of Directors, but shall serve until the next annual meeting of shareholders for the election of Directors, or until his or her successor shall be elected and shall qualify, or until his or her right to hold such office terminates pursuant to the provisions of this Section 3(C).

         (iii) A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series A Participating Preferred Stock entitled to vote in an election of such Director.

         (iv) If, during any interval between annual meetings of shareholders for the election of Directors and while the holders of Series A Participating Preferred Stock shall be entitled to elect two Directors, there are fewer than two such Directors in office by reason of resignation, death or removal, then, promptly thereafter, the Board of Directors shall call a special meeting of the holders of Series A Participating Preferred Stock for the purpose of filling such vacancy(ies) and such vacancy(ies) shall be filled at such special meeting. Such special meeting shall in any event be held within 45 days of the occurrence of any such vacancy(ies).

         (v) At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series A Participating Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any Director elected pursuant to this Section 3(C), or his or her successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, and the rights of the holders of the shares of the Series A Participating Preferred Stock to vote as provided in this Section 3(C) shall cease, subject to renewal from time to time upon the same terms and conditions.

     (D) Except as set forth herein or as otherwise provided by law, holders of Series A Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock and any other capital stock of the corporation having general voting rights as set forth herein) for taking any corporate action.

     4. Certain Restrictions.
        --------------------

     (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the corporation shall not:

         (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock;

         (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

         (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, provided that the corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock; or

         (iv) purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock or any shares of stock ranking on a parity with the Series A Participating Preferred Stock except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The corporation shall not permit any subsidiary of the corporation to purchase or otherwise acquire for consideration any shares of stock of the corporation unless the corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     5. Reacquired Shares. Any shares of Series A Participating Preferred Stock
        -----------------
purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     6. Liquidation, Dissolution or Winding Up.
        --------------------------------------

     (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Participating Preferred Stock shall have received per share, the greater of $1,000.00 or 1,000 times the payment made per share of Common Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalization with respect to the

Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Participating Preferred Stock and Common Stock, respectively, holders of Series A Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

     (B) In the event there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, following payment in full of all liquidation preferences of all shares senior to Common Stock (including the Series A Participating Preferred Stock), there are not sufficient assets available to permit payment in full of the Common Adjustment, then the remaining assets shall be distributed ratably to the holders of Common Stock.

     (C) In the event the corporation shall at any time (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, by reclassification or otherwise, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     7. Consolidation, Merger, etc. In case the corporation shall enter into any
        --------------------------
consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the corporation shall at any time (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

     8. Redemption. The shares of Series A Participating Preferred Stock shall
        ----------
not be redeemable.

     9. Ranking. The Series A Participating Preferred Stock shall rank junior to
        -------
all other series of the corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

     10. Amendment. The Certificate of Incorporation and the By-laws of the
         ---------
corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least 662/3% of the outstanding shares of Series A Participating Preferred Stock voting separately as a class.

     11. Fractional Shares. Series A Participating Preferred Stock may be issued
         -----------------
in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

                                  APPENDIX C-1

                                AMENDMENT TO THE
                                ----------------
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                -------------------------------------------------
                          TO EFFECT PROPOSAL NO. THREE
                          ----------------------------

     In the event that the Proposed Reincorporation is approved and implemented and Proposal No. Three is also approved, Article VI of the Symmetricom Delaware Amended and Restated Certificate of Incorporation will be amended (prior to consummation of the Proposed Reincorporation) to read in its entirety substantially as follows:

                                   "ARTICLE VI

     A. Number of Directors. The authorized number of directors of the
        -------------------
     corporation shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors at any regular or special meeting of such Board, within any limits prescribed in the by-laws of the corporation.

     B. Classes of Directors. The Board of Directors, other than those
        --------------------
     directors elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article IV of this Amended and Restated Certificate of Incorporation, shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director such term shall extend until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. The initial term of office of directors of Class I shall expire at the annual meeting of stockholders in 2002, the initial term of office of directors of Class II shall expire at the annual meeting of stockholders in 2003 and the initial term of office of directors of Class III shall expire at the annual meeting of stockholders in 2004. At each annual meeting of stockholders a number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

     C. Vacancies. Except as otherwise provided for or fixed pursuant to
        ---------
     the provisions of Article IV of this Amended and Restated Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect directors, and subject to the provisions hereof, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or another cause may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall, if applicable, hold office for the remainder of the full term of the class of directors in which the new directorship was created or in which the vacancy occurred, and in any event until such director's successor shall have been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity. Subject to the provisions of this Amended and Restated Certificate of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director."

                                APPENDIX C-2

                              AMENDMENT TO THE
                              ----------------
             AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
             -------------------------------------------------
                        TO EFFECT PROPOSAL NO. FOUR
                        ---------------------------

     In the event that the Proposed Reincorporation is approved and implemented and Proposal No. Four is also approved, the Symmetricom Delaware Amended and Restated Certificate of Incorporation will be amended (prior to consummation of the Proposed Reincorporation) as follows:

(i) A new Article VII will be inserted immediately following Article VI to read in its entirety substantially as follows:

                                  "ARTICLE VII

     A. No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

     B. The provisions of Section A. of this Article may be waived in any particular instance by the approval of at least sixty-six and two-thirds percent (66 2/3%) of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such waiver is presented to the Board of Directors)."

(ii) The other Articles shall be renumbered (and references thereto modified) as appropriate.

                                  APPENDIX C-3

                                AMENDMENT TO THE
                                ----------------
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                -------------------------------------------------
                           TO EFFECT PROPOSAL NO. FIVE
                           ---------------------------

     In the event that the Proposed Reincorporation is approved and implemented and Proposal No. Five is also approved, Article [IX or X - depending upon adoption of other Related Proposals] of the Symmetricom Delaware Amended and Restated Certificate of Incorporation (regarding the inapplicability of Section 203 of the Delaware General Corporation Law) will be struck in its entirety (prior to consummation of the Reincorporation).

                                  APPENDIX C-4

                                AMENDMENT TO THE
                                ----------------
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                -------------------------------------------------
                           TO EFFECT PROPOSAL NO. SIX
                           --------------------------

     In the event that the Proposed Reincorporation is approved and implemented and Proposal No. Six is also approved, the Symmetricom Delaware Amended and Restated Certificate of Incorporation will be amended (prior to consummation of the Reincorporation) as follows:

     (i) Article VIII (as numbered prior to giving effect to any of the other Related Proposal) will be amended to read in its entirety as follows:

         "In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly empowered to adopt, amend or repeal the by-laws of the corporation; provided, however, that any adoption, amendment or repeal of the
         --------  -------
         by-laws of the corporation by the Board of Directors shall require the approval of at least sixty-six and two-thirds percent (66-2/3%) of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board of Directors). The stockholders shall also have the power to adopt, amend or repeal the by-laws of the corporation; provided,
                                                                --------
         however, that in addition to any vote of the holders of any class or
         -------
         series of stock of the corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the stockholders of any provisions of the by-laws of the corporation."

     (ii) A new Article (the numbering will be dependent upon the approval of other Related Proposals) will be added which will read in its entirety as follows (with the variations, if noted, depending upon whether one or more other Related Proposals are approved):

         "Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal any provisions of this Article, or any provision of Articles [VI - relating to number of directors, vacancies and classification of the Board (if applicable)], ["new" VII - relating to the prohibition on action by written consent (if applicable)], [VII or VIII - relating to director liability and indemnification] and [VIII or IX - relating to director and stockholder amendment of the by-laws]."

                                   APPENDIX D

                         BYLAWS OF SYMMETRICOM DELAWARE
                         ------------------------------

                                    BY - LAWS

                                       OF

                                SYMMETRICOM, INC.

                            (a Delaware corporation)

                                   ARTICLE 1

                             Meeting of Stockholders

     1.1. Place of Meeting. Meetings of stockholders may be held at such place,
          ----------------
either within or without of the State of Delaware, as may be designated by or in the manner provided in these by-laws, or, if not so designated, at the registered office of the corporation or the principal executive offices of the corporation.

     1.2. Annual Meeting. Annual meetings of stockholders shall be held each
          --------------
year at such date and time as shall be designated from time to time by the Board of Directors. In the absence of such designation, the annual meeting of shareholders shall be held on the third Thursday of October in each year at 10:00 a.m. (Pacific Standard Time). However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At such annual meeting, the stockholders shall elect by a plurality vote the number of directors equal to the number of directors to be elected at such meeting (or, if fewer, the number of directors properly nominated and qualified for election). The stockholders shall also transact such other business as may properly be brought before the meetings.

     To be properly brought before the annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or the Chief Executive Officer, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or the Chief Executive Officer or (c) otherwise properly brought before the meeting by a stockholder of record. In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered by a nationally recognized courier service or mailed by first-class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the corporation, addressed to the attention of the Secretary of the corporation, not less than 60 days nor more than 90 days prior to the scheduled date of the meeting (regardless of any postponements, deferrals or adjournments of that meeting to a later date); provided, however, that in the event that less than 75 days' notice or prior public disclosure of the date of the scheduled meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the earlier of (a) the close of business on the 15th day following the day on which such notice of the date of the scheduled annual meeting was mailed or such public disclosure was made, whichever first occurs, and (b) two days prior to the date of the scheduled meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class, series and number of shares of the corporation that are owned beneficially by the stockholder and (iv) any material interest of the stockholder in such business.

     Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section; provided, however, that nothing in this Section shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting.

     The Chairman of the Board of Directors of the corporation (or such other person presiding at the meeting in accordance with these by-laws) shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     1.3. Special Meetings. Special meetings of the stockholders may be called
          ----------------
for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, by the Chief Executive Officer or Secretary only at the request of the Chairman of the Board, the Chief Executive Officer or President of the corporation or by a resolution duly adopted by the affirmative vote of a majority of the Board of Directors or by the holders of shares entitled to cast not less than 10% of the votes at such a meeting. Any such request or resolution shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

     1.4. Notice of Meetings. Written notice of stockholders' meetings, stating
          ------------------
the place, date and time of the meeting and, in the case of a special meeting, the purpose or purposes for which such special meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than 10 nor more than 60 days prior to the meeting.

     When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting shall be given in conformity herewith.

     1.5. List of Stockholders. The officer in charge of the stock ledger of the
          --------------------
corporation or the transfer agent shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at a place within the city where the meeting is to be held, which place, if other than the place of the meeting, shall be specified in the notice of the meeting. The list shall also be produced and kept at the place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present in person thereat.

     1.6. Organization and Conduct of Business. The Chairman of the Board of
          ------------------------------------
Directors or, in his or her absence, the Chief Executive Officer or President of the corporation or, in their absence, such person as the Board of Directors may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as Chairman of the meeting. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the Chairman appoints.

     The Chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her in order.

     1.7. Quorum and Adjournments. Except where otherwise provided by law or the
          -----------------------
certificate of incorporation or these by-laws, the holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented in proxy, shall constitute a quorum at all meetings of the stockholders. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to have less than a quorum if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat who are present in person or represented by proxy or, if no stockholder is present or represented by proxy, by any officer entitled to preside at or to act as secretary of such meeting, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.

     1.8. Voting Rights. Unless otherwise provided in the certificate of
          -------------
incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

     1.9. Majority Vote. When a quorum is present at any meeting, the vote of
          -------------
the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes or of the certificate of incorporation or of these by-laws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

     1.10. Record Date for Stockholder Notice and Voting. For purposes of
           ---------------------------------------------
determining the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, or to vote, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any right in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 days nor less than 10 days before the date of any such meeting nor more than 60 days before any other action to which such record date relates. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. If the Board of Directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

     1.11. Proxies. To the extent permitted by law, any stockholder of record
           -------
may appoint a person or persons to act as the stockholder's proxy or proxies at any stockholder meeting for the purpose of representing and voting the stockholder's shares. The stockholder may make this appointment by any means the General Corporation Law of the State of Delaware specifically authorizes, and by any other means the Secretary of the corporation may permit. Prior to any vote, and subject to any contract rights of the proxy holder, the stockholder may revoke the proxy appointment either directly or by the creation of a new appointment, which will automatically revoke the former one. The inspector of elections appointed for the meeting may establish requirements concerning such proxy appointments or revocations that the inspector considers necessary or appropriate to assure the integrity of the vote and to comply with law.

     1.12. Inspectors of Election. The corporation shall, in advance of any
           ----------------------
meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

                                    ARTICLE 2

                                    Directors
                                    ---------

     2.1. Number, Election, Tenure and Qualifications. The number of directors
          -------------------------------------------
which shall constitute the whole Board of Directors shall initially be six (6); provided, however, that the number of directors that shall constitute the whole Board of Directors shall be fixed from time to time by resolution adopted by a majority of the entire Board of Directors. The classes of directors that shall constitute the whole Board of Directors, if any, shall be as provided in the certificate of incorporation of the corporation.

     At each annual meeting of the stockholders, directors shall be elected to replace those directors whose terms are then expiring, and each director so elected shall hold office until such director's successor is duly elected and qualified or until such director's earlier resignation, removal, death or incapacity.

     Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, nominations of persons for election to the Board of Directors at the annual meeting, by or at the direction of the Board of Directors, may be made by any nominating committee or person appointed by the Board of Directors; nominations may also be made by any stockholder of record of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered by a nationally recognized courier service or mailed by first-class United States mail postage or delivery charges prepaid, and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation not less than 60 days nor more than 90 days prior to the scheduled date of the meeting (regardless of any postponements, deferrals or adjournments of that meeting to a later date); provided, however, that in the event that less than 75 days' notice or prior public disclosure of the date of the scheduled meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the earlier of (x) the close of business on the 15th day following the day on which such notice of the date of the scheduled annual meeting was mailed or such public disclosure was made, whichever first occurs, and (y) two days prior to the date of the scheduled meeting. Such stockholder's notice to the Secretary shall set forth
(a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the person, (iv) a statement as to the person's citizenship and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein.

     In connection with any annual meeting, the Chairman of the Board of Directors (or such other person presiding at such meeting in accordance with these by-laws) shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

     Directors need not be stockholders.

     2.2. Enlargement and Vacancies. The number of members of the Board of
          -------------------------
Directors may be increased at any time by vote of a majority of the directors then in office. Sole power to fill vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be vested in the Board of Directors as provided in the certificate of incorporation of the corporation, and each director so chosen shall hold office until the next annual election at which, if applicable, the term of the class to which they have been elected expires and in any event until such director's successor is duly elected and qualified or until such director's earlier resignation, removal from office, death or incapacity. If there are no directors in office, then an election of directors may be held in the manner provided by statute. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law or these by-laws, may exercise the powers of the full board until the vacancy is filled.

     2.3. Resignation and Removal. Any director may resign at any time upon
          -----------------------
written notice to the corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt of such notice unless the notice specifies such resignation to be effective at some other time or upon the happening of some other event. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, unless otherwise specified by law or the certificate of incorporation of the corporation.

     2.4. Powers. The business of the corporation shall be managed by or under
          ------
the direction of the Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things which are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

     2.5. Chairman of the Board. If the Board of Directors appoints a Chairman
          ---------------------
of the Board, such Chairman shall, when present, preside at all meetings of the stockholders and the Board of Directors. The Chairman shall perform such duties and possess such powers as are customarily vested in the office of the Chairman of the Board or as may be vested in the Chairman by the Board of Directors.

     2.6. Place of Meetings. The Board of Directors may hold meetings, both
          -----------------
regular and special, either within or without the State of Delaware.

     2.7. Annual Meetings. The annual meetings of the Board of Directors shall
          ---------------
be held immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the Board of Directors, provided a quorum shall be present. The annual meetings shall be for the purposes of organization, and an election of officers and the transaction of other business.

     2.8. Regular Meetings. Regular meetings of the Board of Directors may be
          ----------------
held without notice at such time and place as may be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given prompt notice of such determination. A regular meeting may be held immediately following the annual meeting of stockholders, and at the same place as the annual meeting of stockholders.

     2.9. Special Meetings. Special meetings of the Board of Directors may be
          ----------------
called by the Chairman of the Board, the Chief Executive Officer, the President, the Secretary on the written request of two or more directors, or by one director in the event that there is only one director in office. Notice of the time and place of special meetings shall be delivered personally or by telephone to each director, or sent by first-class mail or telegram, cable, commercial delivery service, telex, facsimile transmission or electronic means, charges prepaid, sent to such director's business or home address as they appear upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four days prior to the time of holding of the meeting. In case such notice is delivered personally or by telegram, cable, commercial delivery service, telex, facsimile transmission or electronic means, it shall be so delivered at least twenty-four hours prior to the time of the holding of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

     2.10. Quorum, Action at Meeting, Adjournments. At all meetings of the Board
           ---------------------------------------
of Directors, a majority of directors then in office, but in no event less than one third of the entire Board of Directors, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or by the certificate of incorporation. For purposes of this Section, the term "entire" shall mean the number of directors last fixed by the stockholders or directors, as the case may be, in accordance with law and these by-laws; provided, however, that if less than all the number so fixed of directors were elected, the "entire Board" shall mean the greatest number of directors so elected to hold office at any one time pursuant to such authorization. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     2.11. Action Without Meeting. Unless otherwise restricted by the
           ----------------------
certificate of incorporation of the corporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     2.12. Telephone Meetings. Unless otherwise restricted by the certificate of
           ------------------
incorporation of the corporation or these by-laws, any member of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or of any committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     2.13. Committees. The Board of Directors may, by resolution passed by a
           ----------
majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation of the corporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending these by-laws of the corporation; and, unless the resolution designating such committee or the certificate of incorporation of the corporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and make such reports to the Board of Directors as the Board of Directors may request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these by-laws for the conduct of its business by the Board of Directors.

     2.14. Fees and Compensation of Directors. Unless otherwise restricted by
           ----------------------------------
the certificate of incorporation of the corporation or these by-laws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors and/or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                    ARTICLE 3

                                    Officers
                                    --------

     3.1. Officers Designated. The officers of the corporation shall be chosen
          -------------------
by the Board of Directors and shall be a Chief Executive Officer, a President, a Secretary and a Chief Financial Officer or Treasurer. The Board of Directors may also choose a Chief Operating Officer, one or more Vice Presidents and one or more assistant Secretaries or assistant Treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation of the corporation or these by-laws otherwise provide.

     3.2. Election. The Board of Directors at its first meeting after each
          --------
annual meeting of stockholders shall choose a Chief Executive Officer, a President, a Secretary and a Chief Financial Officer or Treasurer. Other officers may be appointed by the Board of Directors at such meeting, at any other meeting or by written consent, or may be appointed by the Chief Executive Officer pursuant to a delegation of authority from the Board of Directors.

     3.3. Tenure. The officers of the corporation shall hold office until their
          ------
successors are chosen and qualify, unless a different term is specified in the vote choosing or appointing such officer, or until such officer's earlier death, resignation or removal. Any officer elected or appointed by the Board of Directors or by the Chief Executive Officer may be removed with or without cause at any time by the affirmative vote of a majority of the Board of Directors or a committee duly authorized to do so, except that any officer appointed by the Chief Executive Officer may also be removed at any time by the Chief Executive Officer. Any vacancy occurring in any office of the corporation may be filled by the Board of Directors, at its discretion. Any officer may resign by delivering such officer's written resignation to the corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     3.4. The Chief Executive Officer. Subject to such supervisory powers, if
          ---------------------------
any, as may be given by the Board of Directors to the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

     3.5. The President. The President shall, in the event there shall be no
          -------------
Chief Executive Officer or in the absence of the Chief Executive Officer or in the event of his or her disability or refusal to act, perform the duties of the Chief Executive Officer, and when so acting, shall have the powers of and subject to all the restrictions upon the Chief Executive Officer. The President shall perform such other duties and have such other powers as may from time to time be prescribed for such person by the Board of Directors or the Chief Executive Officer.

     3.6. The Vice President. The Vice President (or in the event there be more
          ------------------
than one, the Vice Presidents in the order designated by the directors, or in the absence of any designation, in the order determined by their tenure in office) shall, in the absence of the President or in the event of his or her disability or refusal to act, perform the duties of the President, and when so acting, shall have the powers of and be subject to all the restrictions upon the President. The Vice President(s) shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board of Directors or the Chief Executive Officer.

     3.7. The Secretary. The Secretary shall attend all meetings of the Board of
          -------------
Directors and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the standing committees, when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer, under whose supervision he or she shall act. The Secretary shall have custody of the seal of the corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing thereof by his or her signature. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

     3.8. The Assistant Secretary. The Assistant Secretary, or if there be more
          -----------------------
than one, the Assistant Secretaries in the order designated by the Board of Directors (or in the absence of any designation, in the order determined by their tenure in office) shall assist the Secretary in the performance of his or her duties and, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer.

     3.9. The Chief Financial Officer. The Chief Financial Officer shall have
          ---------------------------
the custody of the Corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the corporation. The Chief Financial Officer shall perform such other duties and have other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer.

     3.10. Treasurer and Assistant Treasurers. The Treasurer shall have such
           ----------------------------------
duties as may be specified by the Chief Financial Officer to assist the Chief Financial Officer in the performance of his or her duties and to perform such other duties and have other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer. It shall be the duty of the Assistant Treasurers to assist the Treasurer in the performance of his or her duties and to perform such other duties and have other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer.

     3.11. Bond. If required by the Board of Directors, any officer shall give
           ----
the corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board of Directors, including without limitation a bond for the faithful performance of the duties of such officer's office and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in such officer's possession or under such officer's control and belonging to the corporation.

     3.12. Delegation of Authority. The Board of Directors may from time to time
           -----------------------
delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

                                    ARTICLE 4

                                     Notices
                                     -------

     4.1. Delivery. Whenever, under the provisions of law, or of the certificate
          --------
of incorporation of the corporation or these by-laws, written notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at such person's address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or delivered to a nationally recognized courier service. Unless written notice by mail is required by law, written notice may also be given by telegram, cable, telex, commercial delivery services, facsimile or electronic means, addressed to such director or stockholder at such person's address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery, in person or by telephone, shall be deemed given at the time it is actually given.

     4.2. Waiver of Notice. Whenever any notice is required to be given under
          ----------------
the provisions of law or of the certificate of incorporation of the corporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. In addition to the foregoing, notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals executed under this Section shall be filed with the corporate records or made a part of the minutes of the meeting.

                                    ARTICLE 5

                                 Indemnification
                                 ---------------

     5.1. Actions Other Than By or in the Right of the Corporation. Subject to
          --------------------------------------------------------
Section 5.4 of this Article 5, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

     5.2. Actions By or in the Right of the Corporation. Subject to Section 5.4
          ---------------------------------------------
of this Article 5, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; provided, however, that no indemnification shall be made under this Section 5.2 of this Article 5 in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

     5.3. Success on the Merits. To the extent that any person described in
          ---------------------
Sections 5.1 or 5.2 of this Article 5 has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in said Sections, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

     5.4. Specific Authorization. Any indemnification under Sections 5.1 or 5.2
          ----------------------
of this Article 5 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of any person described in said Sections is proper in the circumstances because such person has met the applicable standard of conduct set forth in said Sections. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders of the corporation.

     5.5. Advance Payment. Expenses incurred in defending a civil or criminal
          ---------------
action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the manner provided for in Section 5.4 of this Article 5 upon receipt of an undertaking by or on behalf of any person described in said Section to repay such amount unless it shall ultimately be determined that such person is entitled to indemnification by the corporation as authorized in this
Article 5.

     5.6. Non-Exclusivity. The indemnification provided by this Article 5 shall
          ---------------
not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, provision of the certificate of incorporation of the corporation, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or amendment of any of the provisions of this Article 5 shall not adversely affect any right or potential of any indemnitee existing at the time of such repeal or amendment.

     5.7. Insurance. The Board of Directors may authorize, by a vote of the
          ---------
majority of the full Board of Directors, the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article 5.

     5.8. Severability. If any word, clause or provision of this Article 5 or
          ------------
any award made hereunder shall for any reason be determined to be invalid, the provisions hereof shall not otherwise be affected thereby but shall remain in full force and effect.

     5.9. Intent of Article. The intent of this Article 5 is to provide for
          -----------------
indemnification to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware. To the extent that such Section or any successor Section may be amended or supplemented from time to time, this Article 5 shall be amended automatically and construed so as to permit indemnification to the fullest extent from time to time permitted by law.


                                    ARTICLE 6

                                  Capital Stock
                                  -------------

     6.1. Certificates for Shares. The shares of the corporation shall be
          -----------------------
represented by certificates or shall be uncertificated. Certificates shall be signed by, or in the name of the corporation by, the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the Chief Financial Officer, the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

     Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required by the General Corporation Law of the State of Delaware or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     6.2. Transfer of Stock. Upon surrender to the corporation or the transfer
          -----------------
agent of the corporation of a certificate of shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and proper evidence of compliance of other conditions to rightful transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions and proper evidence of compliance of other conditions to rightful transfer from the registered owner of uncertificated shares, such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

     6.3. Registered Stockholders. The corporation shall be entitled to
          -----------------------
recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

     6.4. Lost, Stolen or Destroyed Certificates. The Board of Directors may
          --------------------------------------
direct that a new certificate or certificates be issued to replace any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing the issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to give reasonable evidence of such loss, theft or destruction, to advertise the same in such manner as it shall require, and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate.

                                   ARTICLE 7

                              Certain Transactions
                              --------------------

     7.1. Transactions with Interested Parties. No contract or transaction
          ------------------------------------
between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction or solely because the vote or votes of such director or officer are counted for such purpose, if:

     (a) the material facts as to such person's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

     (b) the material facts as to such person's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

     (c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors or a committee thereof or the stockholders.

     7.2. Quorum. Common or interested directors may be counted in determining
          ------
the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                    ARTICLE 8

                               General Provisions
                               ------------------

     8.1. Dividends. Dividends upon the capital stock of the corporation,
          ---------
subject to any restrictions contained in the General Corporation Law of the State of Delaware or the provisions of the certificate of incorporation of the corporation, if any, may be declared by the Board of Directors at any regular or special meeting or by written consent. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the certificate of incorporation of the corporation.

     8.2. Reserves. The Board of Directors may set apart out of any funds of the
          --------
corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

     8.3. Checks. All checks or demands for money and notes of the corporation
          ------
shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     8.4. Corporate Seal. The Board of Directors may, by resolution, adopt a
          --------------
corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced. The seal may be altered from time to time by the Board of Directors.

     8.5. Fiscal Year. The fiscal year of the corporation shall be fixed by
          -----------
resolution of the Board of Directors.

     8.6. Execution of Corporate Contracts and Instruments. The Board of
          ------------------------------------------------
Directors, except as otherwise provided in these by-laws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     8.7. Representation of Shares of Other Corporations. Any of the Chief
          ----------------------------------------------
Executive Officer, the President or any Vice President, the Chief Financial Officer or the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary of the corporation is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any corporation or corporations standing in the name of this corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by any of said officers.

                                    ARTICLE 9

                                   Amendments
                                   ----------

     Except as provided in the certificate of incorporation of the corporation, the Board of Directors is expressly empowered to adopt, amend or repeal these by-laws; provided, however, that any adoption, amendment or repeal of these by-laws by the Board of Directors shall require the approval of at least a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board of Directors). Except as provided in the certificate of incorporation of the corporation, the stockholders shall also have power to adopt, amend or repeal these by-laws at any regular or special meeting of stockholders; provided, however, that in addition to any vote of the holders of any class or series of stock of this corporation required by law or by the certificate of incorporation of this corporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the stockholders of any provisions of these by-laws and notice of such adoption, amendment or repeal shall be contained in the notice of such meeting.

                                  APPENDIX D-1

                                AMENDMENT TO THE
                                ----------------
                                     BYLAWS
                                     ------
                          TO EFFECT PROPOSAL NO. THREE
                          ----------------------------

     In the event that the Proposed Reincorporation is approved and implemented and Proposal No. Three is also approved, Section 2.3 of the Symmetricom Delaware Bylaws will be amended (prior to consummation of the Proposed Reincorporation) to read in its entirety substantially as follows:

     "2.3 Resignation and Removal. Any director may resign at any time upon
          -----------------------
     written notice to the corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt of such notice unless the notice specifies such resignation to be effective at some other time or upon the happening of some other event. Any director or the entire Board of Directors may be removed, but only for cause, by the holders of a majority of the shares then entitled to vote at an election of directors, unless otherwise specified by law or the certificate of incorporation of the corporation."

                                  APPENDIX D-2

                                AMENDMENT TO THE
                                ----------------
                                     BYLAWS
                                     ------
                           TO EFFECT PROPOSAL NO. FOUR
                           ---------------------------

     In the event that the Proposed Reincorporation is approved and implemented and Proposal No. Four is also approved, Section 1.3 of the Symmetricom Delaware Bylaws will be amended (prior to consummation of the Proposed Reincorporation) to read in its entirety substantially as follows:

     "1.3 Special Meetings. Special meetings of the stockholders may be called
          ----------------
     for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, by the Chief Executive Officer or Secretary only at the request of the Chairman of the Board, the Chief Executive Officer or President of the corporation or by a resolution duly adopted by the affirmative vote of a majority of the Board of Directors. Any such request or resolution shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting."

                                  APPENDIX D-3

                                AMENDMENT TO THE
                                ----------------
                                     BYLAWS
                                     ------
                           TO EFFECT PROPOSAL NO. SIX
                           --------------------------

     In the event that the Proposed Reincorporation is approved and implemented and Proposal No. Six is also approved, Article 9 of the Symmetricom Delaware Bylaws will be amended (prior to consummation of the Proposed Reincorporation) to read in its entirety substantially as follows:

                                   "ARTICLE 9

                                   Amendments
                                   ----------

     Except as provided in the certificate of incorporation of the corporation, the Board of Directors is expressly empowered to adopt, amend or repeal these by-laws; provided, however, that any adoption, amendment or repeal of these by-laws by the Board of Directors shall require the approval of at least sixty-six and two-thirds percent (66 2/3%) of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board of Directors). Except as provided in the certificate of incorporation of the corporation, the stockholders shall also have power to adopt, amend or repeal these by-laws at any regular or special meeting of stockholders; provided, however, that in addition to any vote of the holders of any class or series of stock of this corporation required by law or by the certificate of incorporation of this corporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the stockholders of any provisions of these by-laws and notice of such adoption, amendment or repeal shall be contained in the notice of such meeting."

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                SYMMETRICOM, INC.

                       2001 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of Symmetricom, Inc., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 4, 2001, and hereby appoints Thomas W. Steipp and William Slater, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Shareholders of Symmetricom, Inc. to be held on November 9, 2001, at 10:00 a.m., at the offices of the Company, at 2300 Orchard Parkway, San Jose, California 95131-1017, and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth below.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED HEREIN, "FOR" EACH PROPOSAL LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING. EITHER OF SUCH ATTORNEYS-IN-FACT OR THEIR SUBSTITUTES SHALL HAVE AND MAY EXERCISE ALL OF THE POWERS OF SAID ATTORNEYS-IN-FACT HEREUNDER.

     (Continued, and to be marked, dated and signed, on the other side)

                                                             Please mark
                                                              your votes
                                                           as indicated in   [X]
                                                             this example

                            FOR all nominees
                              listed below      WITHHOLD Authority
                               (except as        to vote for all
                               indicated)        nominees listed

1.  Election of Directors         [_]                  [_]

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

Robert T. Clarkson
Robert M. Neumeister
Richard W. Oliver
Krish A. Prabhu
Richard N. Snyder
Thomas W. Steipp


                                               FOR     AGAINST    ABSTAIN
2. Proposal to approve the change of           [_]       [_]        [_]
   the Company's state of
   incorporation from California to
   Delaware.

3. Proposal to approve a classified            [_]       [_]        [_]
   Board of Directors.*

4. Proposal to eliminate stockholder
   action by written consent and
   stockholder ability to call a
   special meeting of the
   stockholders.*

5. Proposal to subject the Company to          [_]       [_]        [_]
   the protections afforded by
   Section 203 of the Delaware
   General Corporation Law.*

6. Proposal to increase the
   stockholder vote required to amend          [_]       [_]        [_]
   the bylaws and certain provisions
   of the charter.*

7. Proposal to ratify the appointment          [_]       [_]        [_]
   of Deloitte & Touche LLP as the
   independent auditors of the
   Company for the 2002 fiscal year.

8. Such other matters that may                 [_]       [_]        [_]
   properly come before the meeting
   and any adjournments or
   postponements thereof.



* To become effective, if approved, upon the approval and implementation of Proposal No. Two.

Signature ___________________________ Signature ________________________ Dated:
______________, 2001 (This Proxy should be dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)